                                                                    Exhibit 10.1


                        TRANSFER AND SERVICING AGREEMENT


                                      AMONG


            ORIX CREDIT ALLIANCE RECEIVABLES TRUST 2000-A, AS ISSUER,



           ORIX CREDIT ALLIANCE RECEIVABLES CORPORATION III, AS TRUST
                                   DEPOSITOR,



            ORIX CREDIT ALLIANCE, INC., AS SERVICER AND AS ORIGINATOR



                                      (AND)



               HARRIS TRUST AND SAVINGS BANK, AS INDENTURE TRUSTEE



                         DATED AS OF FEBRUARY ____, 2000
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                                TABLE OF CONTENTS
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                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01.  Definitions...............................................................................2
Section 1.02.  Usage of Terms...........................................................................33
Section 1.03.  Section References.......................................................................33
Section 1.04.  Calculations.............................................................................33
Section 1.05.  Accounting Terms.........................................................................33

                                   ARTICLE TWO

               ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACT ASSETS

Section 2.01.  Creation and Funding of Trust; Transfer of Contract Assets...............................33
Section 2.02.  Conditions to Transfer of Trust Assets to Trust..........................................36
Section 2.03.  Acceptance by Owner Trustee..............................................................38
Section 2.04.  Conveyance of Substitute Contracts.......................................................38
Section 2.05.  Release of Released Amounts..............................................................41
Section 2.06.  Delivery of Instruments..................................................................41

                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations and Warranties Regarding the Originator..................................42
Section 3.02.  Representations and Warranties Regarding Each Contract and as to
                           Certain Contracts in the Aggregate...........................................47
Section 3.03.  Representations and Warranties Regarding the Initial Contracts in the
                           Aggregate....................................................................47
Section 3.04.  Representations and Warranties Regarding the Contract Files..............................48
Section 3.05.  Representations and Warranties Regarding Concentrations of Initial
                           Contracts....................................................................48
Section 3.06.  Representations and Warranties Regarding the Trust Depositor.............................49
Section 3.07.  Representations and Warranties Regarding the Servicer....................................52
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                                  ARTICLE FOUR

                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

Section 4.01.  Custody of Contracts.....................................................................53
Section 4.02.  Filing...................................................................................53
Section 4.03.  Name Change or Relocation................................................................54
Section 4.04.  Chief Executive Office...................................................................54
Section 4.05.  Costs and Expenses.......................................................................54
Section 4.06.  Sale Treatment...........................................................................54
Section 4.07.  Separateness from Trust Depositor........................................................55

                                  ARTICLE FIVE

                             SERVICING OF CONTRACTS

Section 5.01.  Appointment and Acceptance; Responsibility for Contract
                           Administration...............................................................55
Section 5.02.  General Duties...........................................................................55
Section 5.03.  Consent to Assignment or Replacement.....................................................56
Section 5.04.  Disposition upon Termination of Contract.................................................56
Section 5.05.  Subservicers.............................................................................57
Section 5.06.  Further Assurance........................................................................57
Section 5.07.  Notice to Obligors.......................................................................57
Section 5.08.  Collection Efforts; Modification of Contracts............................................57
Section 5.09.  Prepaid Contract.........................................................................59
Section 5.10.  Acceleration.............................................................................59
Section 5.11.  Taxes....................................................................................59
Section 5.12.  Insurance Premiums.......................................................................59
Section 5.13.  Remittances..............................................................................60
Section 5.14.  Servicer Advances........................................................................60
Section 5.15.  Realization upon Defaulted Contract......................................................60
Section 5.16.  Maintenance of Insurance Policies........................................................60
Section 5.17.  Other Servicer Covenants.................................................................61
Section 5.18.  Servicing Compensation...................................................................62
Section 5.19.  Payment of Certain Expenses by Servicer..................................................62
Section 5.20.  Records..................................................................................63
Section 5.21.  Inspection...............................................................................63
Section 5.22.  Trustees to Cooperate in Releases........................................................63
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                                   ARTICLE SIX

                        COVENANTS OF THE TRUST DEPOSITOR

Section 6.01.  Corporate Existence......................................................................64
Section 6.02.  Contracts Not to Be Evidenced by Promissory Notes........................................64
Section 6.03.  Security Interests.......................................................................64
Section 6.04.  Delivery of Collections..................................................................64
Section 6.05.  Regulatory Filings.......................................................................65
Section 6.06.  Compliance with Law......................................................................65
Section 6.07.  Activities...............................................................................65
Section 6.08.  Indebtedness.............................................................................65
Section 6.09.  Guarantees...............................................................................65
Section 6.10.  Investments..............................................................................65
Section 6.11.  Merger; Sales............................................................................66
Section 6.12.  Distributions............................................................................66
Section 6.13.  Other Agreements.........................................................................66
Section 6.14.  Separate Corporate Existence.............................................................66
Section 6.15.  Location; Records........................................................................67
Section 6.16.  Liability of Trust Depositor; Indemnities................................................68
Section 6.17.  Bankruptcy Limitations...................................................................69
Section 6.18.  Limitation on Liability of Trust Depositor and Others....................................69
Section 6.19.  Chief Executive Office...................................................................70

                                  ARTICLE SEVEN

             ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND

Section 7.01.  Trust Accounts; Collections..............................................................70
Section 7.02.  Reserve Fund Deposit.....................................................................71
Section 7.03.  Trust Account Procedures.................................................................71
Section 7.04.  Securityholder Distributions.............................................................72
Section 7.05.  Allocations and Distributions............................................................72
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                                  ARTICLE EIGHT

                       SERVICER DEFAULT; SERVICE TRANSFER

Section 8.01.  Servicer Default.........................................................................80
Section 8.02.  Servicer Transfer........................................................................81
Section 8.03.  Appointment of Successor Servicer; Reconveyance; Successor Servicer
                           to Act.......................................................................82
Section 8.04.  Notification to Securityholders..........................................................83
Section 8.05.  Effect of Transfer.......................................................................83
Section 8.06.  Database File............................................................................84
Section 8.07.  Successor Servicer Indemnification.......................................................84
Section 8.08.  Responsibilities of the Successor Servicer...............................................84
Section 8.09.  Rating Agency Condition for Servicer Transfer............................................85

                                  ARTICLE NINE

                                     REPORTS

Section 9.01.  Monthly Reports..........................................................................85
Section 9.02.  Officer's Certificate....................................................................85
Section 9.03.  Other Data...............................................................................85
Section 9.04.  Annual Report of Accountants.............................................................86
Section 9.05.  Annual Statement of Compliance from Servicer.............................................87
Section 9.06.  Annual Summary Statement.................................................................87

                                   ARTICLE TEN

                                   TERMINATION

Section 10.01.  Sale of Trust Assets....................................................................87

                                 ARTICLE ELEVEN

               REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

Section 11.01.  Repurchases of, or Substitution for, Contracts for Breach of
                           Representations and Warranties...............................................88
Section 11.02.  Reassignment of Repurchased or Substituted Contracts....................................89
Section 11.03.  The Trust Depositor's Repurchase Option.................................................89
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                                 ARTICLE TWELVE

                             ORIGINATOR INDEMNITIES

Section 12.01.  Originator's Indemnification............................................................90
Section 12.02.  Liabilities to Obligors.................................................................90
Section 12.03.  Tax Indemnification.....................................................................90
Section 12.04.  Adjustments.............................................................................91
Section 12.05.  Operation of Indemnities................................................................92

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

Section 13.01.  Amendment...............................................................................92
Section 13.02.  Protection of Title to Trust............................................................93
Section 13.03.  Governing Law...........................................................................95
Section 13.04.  Notices.................................................................................95
Section 13.05.  Severability of Provisions..............................................................98
Section 13.06.  Third Party Beneficiaries...............................................................98
Section 13.07.  Counterparts............................................................................98
Section 13.08.  Headings................................................................................98
Section 13.09.  No Bankruptcy Petition; Disclaimer......................................................98
Section 13.10.  Jurisdiction............................................................................99
Section 13.11.  Tax Characterization...................................................................100
Section 13.12.  Prohibited Transactions with Respect to the Trust......................................100
Section 13.13.  Merger or Consolidation of Originator or Servicer......................................100
Section 13.14.  Assignment or Delegation by the Originator.............................................101
Section 13.15.  Limitation of Liability of Owner Trustee...............................................101

Schedule 1        List of States Where Equipment is Located ...........................................102

                                    EXHIBITS

EXHIBIT A         Form of Assignment...................................................................A-1
EXHIBIT B         Form of Closing Certificate of Trust Depositor.......................................B-1
EXHIBIT C         Form of Closing Certificate of Servicer/Originator...................................C-1
EXHIBIT D         Form of Opinion of Counsel for Trust Depositor Regarding
                  General Corporate Matters (Including Perfection Opinion).............................D-1
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EXHIBIT E         Form of Opinion of Counsel for Trust Depositor Regarding
                  the "True Sale" Nature of the Transaction and Regarding
                  Non-Consolidation....................................................................E-1
EXHIBIT F         Form of Certificate Regarding Repurchased Contracts..................................F-1
EXHIBIT G         List of Contracts....................................................................G-1
EXHIBIT H         Form of Monthly Report to Noteholders and
                  Certificateholders...................................................................H-1
EXHIBIT I         Form of Subsequent Transfer Agreement................................................I-1
EXHIBIT J         Form of Subsequent Purchase Agreement................................................J-1
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
                   This TRANSFER AND SERVICING AGREEMENT, dated as of February
___, 2000, is among ORIX CREDIT ALLIANCE RECEIVABLES TRUST 2000-A (together with its successors and assigns, the "Trust"), ORIX CREDIT ALLIANCE RECEIVABLES
CORPORATION III, (together with its successor and assigns, the "Trust
Depositor"), HARRIS TRUST AND SAVINGS BANK (solely in its capacity as Indenture
Trustee, together with its successors and assigns, the "Indenture Trustee"),
ORIX CREDIT ALLIANCE, INC. (together with its successors and assigns, "OCAI", in its capacity as Servicer, together with its successor and assigns, the
"Servicer" and in its capacity as originator, together with its successor and assigns, the "Originator").

                   WHEREAS, in the regular course of its business, the Originator originates and purchases Contracts (as defined herein);

                  WHEREAS, the Trust Depositor acquired the Initial Contracts from the Originator and may acquire from time to time thereafter certain Substitute Contracts (such Initial Contracts and Substitute Contracts, together with certain related property as more fully described herein, being the Contract Assets as defined herein);

                  WHEREAS, it was a condition to the Trust Depositor's acquisition of the Initial Contracts from the Originator that the Originator make certain representations and warranties regarding the Contract Assets for the benefit of the Trust Depositor as well as the Trust;

                  WHEREAS, on the Closing Date the Trust Depositor will fund the Trust by selling, conveying and assigning all its right, title and interest in such Contract Assets and certain other assets to the Trust;

                  WHEREAS, the Trust is willing to purchase and accept assignment of the Trust Assets from the Trust Depositor pursuant to the terms hereof; and

                   WHEREAS, the Servicer is willing to service the Contracts for the benefit and account of the Trust pursuant to the terms hereof;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

                   SECTION 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Accountant's Report" has the meaning assigned such term in
Section 9.04.

                  "Accrual Period" means the period from and including the most recent Distribution Date to but excluding the following Distribution Date, provided that the initial Accrual Period following the Closing Date shall be the period from and including the Closing Date to but excluding the first Distribution Date following the Closing Date.

                  "Addition Notice" means, with respect to any transfer of Substitute Contracts to the Trust pursuant to Section 2.04 (and the Trust Depositor's corresponding prior purchase of such Contracts from the Originator), a notice, which shall be given at least 5 days prior to the related Subsequent Transfer Date, identifying the Substitute Contracts to be transferred, the Principal Balance of such Substitute Contracts and the related Substitution Event (with respect to an identified Contract or Contracts then in the Contracts
Pool) to which such Substitute Contract relates, with such notice to be signed both by the Trust Depositor and the Originator.

                  "Additional Principal" means, with respect to a Distribution Date (i) if the Class B Target Investor Principal Amount and the Class C Target Investor Principal Amount exceed the Class B Floor and the Class C Floor, respectively, an amount of $0; or (ii) if any of the conditions in clause (i) are not satisfied, an amount equal to the excess, if any, of (A) the Monthly Principal Amount, over (B) the sum of the Class A Principal Payment Amount, Class B Principal Payment Amount and Class C Principal Payment Amount for such Distribution Date.

                  "Affiliate" of any specified Person means any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

                  "Aggregate Loss Amount" means the excess, if any, of (x) the aggregate amount of the Contract Principal Balances (calculated with respect to a Defaulted

Contract as of the date immediately before such Contract became a Defaulted Contract) of all the Contracts that became Defaulted Contracts during all prior Collection Periods over (y) the aggregate amount of all Recoveries collected by the Servicer with respect to such Collection Periods.

                  "Aggregate Principal Amount" means, with respect to any group of Notes, at any date of determination, the sum of the Principal Amounts of such Notes on such date of determination.

                  "Agreement" means this Transfer and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "Assignment" means each Assignment, substantially in the form of Exhibit A relating to an assignment, transfer and conveyance of Contracts and related property by the Trust Depositor to the Trust.

                  "Available Amounts" means, as of any Distribution Date, the sum of (i) all amounts on deposit in the Collection Account as of the immediately preceding Determination Date on account of Scheduled Payments due on or before, and Prepayments received on or before, the last day of the Collection Period immediately preceding such Distribution Date (other than Excluded Amounts), (ii) Recoveries on account of previously Defaulted Contracts received as of the last day of the immediately preceding Collection Period;
(iii) Investment Earnings credited to the Collection Account or the Reserve Fund as of the last day of the immediately preceding Collection Period, (iv) Late Charges received on or before the last day of such Collection Period (provided such late charges were included in the Contract's terms as of the applicable Cutoff Date); (v) all amounts on deposit in the Spread Fund, and (vi) proceeds of any of the foregoing.

                  "Business Day" means any day which is neither a Saturday or a Sunday, nor another day on which banking institutions in the city of Chicago, Illinois, Secaucus, New Jersey, Newark, Delaware or New York, New York are authorized or obligated by law, executive order, or governmental decree to be closed.

                  "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del Code 3801 et seq., as the same may be amended from time to time.

                  "Casualty Loss" means, with respect to any item of Equipment, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Equipment.

                  "Certificate" means the $          aggregate initial principal
amount ORIX Credit Alliance Receivables Trust Certificate, Series 2000-A representing a beneficial equity interest in the Trust and issued pursuant to the Trust Agreement.

                   "Certificate Register" has the meaning specified in the Trust Agreement.

                   "Certificateholder" means the registered holder of the Certificate.

                  "Class" means any of the group of Notes or the Certificate identified herein as, as applicable, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes, or the Certificate.

                  "Class A Notes" means the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes.

                  "Class A Percentage" means                 %.

                  "Class A Principal Payment Amount" means, with respect to a Distribution Date, (i) while all or any portion of the Class A-1 Notes remain outstanding after giving effect to payments on such Distribution Date, the Monthly Principal Amount; (ii) if such Distribution Date is the Class A-1 Maturity Date, the Principal Amount of the Class A-1 Notes; (iii) if the Principal Amount of the Class A-1 Notes is being reduced to zero on such Distribution Date, the sum of the amount necessary to reduce the Principal Amount of the Class A-1 Notes to zero and the amount necessary to reduce the aggregate Principal Amount of the Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes to the Class A Target Investor Principal Amount; (iv) if the Principal Amount of the Class A-1 Notes is zero, the amount necessary to reduce the aggregate Principal Amount of the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes to the Class A Target Investor Principal Amount; (v) if the Principal Amount of the Class A-1 Notes and Class A-2 Notes is zero, the amount necessary to reduce the aggregate Principal Amount of the Class A-3 Notes and Class A-4 Notes to the Class A Target Investor Principal Amount; and (vi) if the Principal Amount of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes is zero, the amount necessary to reduce the Principal Amount of the Class A-4 Notes to the Class A Target Investor Principal Amount.

                  "Class A Target Investor Principal Amount" means, with respect to a Distribution Date, an amount equal to the product (i) the Class A Percentage and (ii) the Pool Balance as of the last day of the related Collection Period.

                  "Class A-1 Interest Rate" means       % per annum (calculated
on the basis of a year of 360 days and actual days elapsed in the Accrual
Period).

                  "Class A-1 Maturity Date" means the
Distribution Date.

                  "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register.

                  "Class A-1 Notes" means the $     aggregate initial principal
amount ORIX Credit Alliance Receivables Trust, Class A-1 Receivable-Backed Notes, Series 2000-A, issued pursuant to the Indenture.

                  "Class A-2 Interest Rate" means       % per annum (calculated
on the basis of a year of 360 days and twelve 30-day months).

                  "Class A-2 Maturity Date" means the
Distribution Date.

                  "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

                   "Class A-2 Notes" means the $    aggregate initial principal
amount ORIX Credit Alliance Receivables Trust Class A-2 Receivable-Backed Notes, Series 2000-A, issued pursuant to the Indenture.

                  "Class A-3 Interest Rate" means     % per annum (calculated
on the basis of a year of 360 days and twelve 30-day months).

                  "Class A-3 Maturity Date" means the
Distribution Date.

                  "Class A-3 Noteholder" means the Person in whose name a Class A-3 Note is registered in the Note Register.

                  "Class A-3 Notes" means the $     aggregate initial principal
amount ORIX Credit Alliance Receivables Trust Class A-3 Receivable-Backed Notes, Series 2000-A, issued pursuant to the Indenture.

                  "Class A-4 Interest Rate" means      % per annum (calculated
on the basis of a year of 360 days and twelve 30-day months).

                  "Class A-4 Maturity Date" means the
Distribution Date.

                  "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

                  "Class A-4 Notes" means the $     aggregate initial principal
amount ORIX Credit Alliance Receivables Trust Class A-4 Receivable-Backed Notes, Series 2000-A, issued pursuant to the Indenture.

                  "Class B Floor" means, with respect to a Distribution Date,

(i)                   % of the Original Pool Balance plus

(ii)     the Cumulative Loss Amount as of such date, minus

(iii) the sum of (a) the outstanding Principal Amount of the Class C Notes as of the immediately preceding Distribution Date after giving effect to all principal payments made on such date, (b) the Overcollateralization Balance as of the immediately preceding Distribution Date and (c) the amount on deposit in the Reserve Fund after giving effect to amounts to be withdrawn on such date.

                  "Class B Interest Rate" means     % per annum (calculated
on the basis of a year of 360 days and twelve 30-day months).

                  "Class B Maturity Date" means the
Distribution Date.

                  "Class B Noteholder" means the Person in whose name a Class B
Note is registered in the Note Register.

                  "Class B Notes" means the $      aggregate initial principal
amount ORIX Credit Alliance Receivables Trust Class B Receivable-Backed Notes, Series 2000-A, issued pursuant to the Indenture.

                  "Class B Percentage" means                 %.

                  "Class B Principal Payment Amount" means, with respect to a Distribution Date,

(i) if the Principal Amount of the Class A-1 Notes is greater than zero, zero; and

(ii) if the Principal Amount of the Class A-1 Notes is zero, the amount necessary to reduce the Principal Amount of the Class B Notes to the greater of (a) the Class B Target Investor Principal Amount or (b) the Class B Floor.

                  "Class B Target Investor Principal Amount" means, with respect to a Distribution Date, an amount equal to the product of (i) the Class B Percentage and (ii) the Pool Balance as of the last day of the related Collection Period.

                  "Class C Floor" means, with respect to a Distribution Date,

(i)                    % of the Original Pool Balance plus

(ii)     the Cumulative Loss Amount as of such date, minus

(iii) the sum of (a) the Overcollateralization Balance as of the immediately preceding Distribution Date and (b) the amount on deposit in the Reserve Fund after giving effect to amounts to be withdrawn on such date;

provided, however, that if the Principal Amount of the Class B Notes as of such Distribution Date is less than or equal to the Class B Floor on such date, the Class C Floor will be an amount equal to the Principal Amount of the Class C Notes utilized in the calculation of the Class B Floor for such date.

                  "Class C Interest Rate" means     % per annum (calculated on
the basis of a year of 360 days and twelve 30-day months).

                  "Class C Maturity Date" means the
Distribution Date.

                  "Class C Noteholder" means the Person in whose name a Class C
Note is registered in the Note Register.

                  "Class C Notes" means the $     aggregate initial principal
amount ORIX Credit Alliance Receivables Trust Class C Receivable-Backed Notes, Series 2000-A, issued pursuant to the Indenture.

                  "Class C Percentage" means      %.

                  "Class C Principal Payment Amount" means, with respect to a Distribution Date,

(i) if the Principal Amount of the Class A-1 Notes is greater than zero, zero; and

(ii) if the Principal Amount of the Class A-1 Notes is zero, the amount necessary to reduce the Principal Amount of the Class C Notes to the greater of (a) the Class C Target Investor Principal Amount or (b) the Class C Floor.

                  "Class C Target Investor Principal Amount" means, with respect to a Distribution Date, an amount equal to the product of (i) the Class C Percentage and (ii) the Pool Balance as of the last day of the related Collection Period.

                  "Closing Date" means February        , 2000.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                   "Collateral" has the meaning given such term in the "granting clause" of the Indenture.

                  "Collection Account" means the Trust Account so designated established pursuant to Section 7.01.

                  "Collection Period" means a period beginning on and including the first day of a calendar month and ending on and including, the last day of such calendar month, provided that the first Collection Period shall be the period beginning on the Initial Cutoff Date and ending on and including the last day of the calendar month in which the Closing Date occurs.

                  "Collections" means all payments received on or with respect to the Contracts in the Contracts Pool or the related Equipment, including, without limitation, Scheduled Payments, Prepayments, Recoveries and Late Charges, all as related to amounts attributable to the Contracts in the Contracts Pool or the related Equipment (including any such amounts derived from Vendor recourse provisions), but excluding any Excluded Amounts.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Computer Records" means the computer records generated by the Servicer which provide information relating to the Contracts and which was used by the Originator in selecting the Contracts conveyed to the Trust Depositor pursuant to Section 2.01 (and any Subsequent Purchase Agreement conveyed to the Trust Depositor pursuant to Section 2.04).

                  "Contract" means each End-User Contract, and including both Initial Contracts and Substitute Contracts.

                  "Contract Assets" has the meaning assigned in Section 2.01 (and 2.04, as applicable in the case of Substitute Contracts).

                  "Contract File" means, with respect to each Contract, the fully executed original counterpart (for UCC purposes) of the Contract, the original certificate of title or other title document with respect to the related Equipment (if applicable), and otherwise such documents, if any, that the Servicer keeps on file in accordance with its customary


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
procedures, evidencing ownership of such Equipment (if applicable) and all other documents originally delivered to the Originator or held by the Servicer with respect to any Contract.

                  "Contracts Pool" as of any date means the Initial Contracts and the Substitute Contracts (if any), other than any such Contracts which (i) have been reconveyed by the Trust to the Trust Depositor, and concurrently by the Trust Depositor to the Originator, pursuant to Section 11.02 hereof, or (ii) have been paid (or prepaid) in full.

                  "Corporate Trust Office" means, with respect to the Indenture Trustee or Owner Trustee, as applicable, the office of the Indenture Trustee or Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which offices at the date of the execution of this Agreement are located at the addresses set forth in Section 13.04.

                  "CSA" means each conditional sales agreement, including, as applicable, schedules, subschedules, supplements and amendments to a master conditional sales agreement, pursuant to which specified assets were conditionally sold to an Obligor at specified monthly, quarterly, semi-annual or annual payments.

                  "Cumulative Loss Amount" means, with respect to a Distribution Date, an amount equal to the excess, if any, of:

(i)      the total of

         (A) the Principal Amount of the Notes as of the immediately preceding Distribution Date after giving effect to all principal payments made on such date, plus

         (B) the Overcollateralization Balance as of the immediately preceding Distribution Date, minus

         (C) the lesser of: (1) the Monthly Principal Amount and (2) Available Amounts remaining after payment of amounts owing to the Servicer, including Unreimbursed Servicer Advances and Servicing Fees, and after payment of interest on the Notes on such date; over

(ii) the Pool Balance as of the last day of the immediately preceding Collection Period.

                  "Cumulative Net Loss Percentage" means, with respect to a Determination Date, the percentage equivalent of a fraction, (a) the numerator of which is the Aggregate

Loss Amount as of the last day of the immediately preceding Collection Period and (b) the denominator of which is the Original Pool Balance.

                  "Custodian Agreement" means the Custodian Agreement dated as of the date hereof between OCAI, as custodian, and the Indenture Trustee.

                  "Cutoff Date" means either or both (as the context may require) the Initial Cutoff Date and any Subsequent Cutoff Date, as applicable to the Contract or Contracts in question.

                  "Date of Processing" means, with respect to any transaction or Collection, the date on which such transaction or Collection is first recorded (and, in the case of a transaction or Collection related to a particular Contract, identified as to such particular Contract) on the Originator's or Servicer's computer master file of Contracts (without regard to the effective date of such recordation).

                  "Defaulted Contract" means a Contract in the Contracts Pool with respect to which there has occurred one or more of the following: (i) all or some portion of any Scheduled Payment under the Contract is more than 180 days delinquent or such shorter period as the Originator may determine consistent with its collection policy or (ii) the Servicer has determined in its sole discretion, in accordance with its usual and customary practices (and taking into account any available Vendor recourse), that such Contract is not collectible.

                  "Determination Date" means, with respect to any Distribution Date, the third Business Day prior to such Distribution Date.

                  "Distribution Date" shall mean the fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the next succeeding Business Day, with the first such Distribution Date hereunder
being        , 2000.

                   "Dollar" and "$" means lawful currency of the United States of America.

                  "Eligible Contract" means at any date of determination, each Contract with respect to which each of the following is true (to the extent applicable to such type of Contract):

                  (a) the Contract is a valid and binding payment obligation of the Obligor, is enforceable in accordance with its terms (except as may be limited by applicable Insolvency Laws and the availability of equitable remedies) and contains a clause that has the effect of unconditionally and irrevocably obligating the Obligor to make periodic Scheduled Payments (including taxes) to the assignee of the Contract, notwithstanding any rights the Obligor may have against the assignor;

                  (b) the Contract is noncancellable by the Obligor;

                  (c) all payments payable under the Contract are absolute, unconditional obligations of the Obligor and the Contract does not provide for offset for any reason;

                  (d) the Contract requires the Obligor to maintain the Equipment in good working order, to bear all the costs of operating the Equipment, including taxes and insurance relating thereto;

                  (e) the Contract, at the time it was made, did not violate the laws of the United States or any state, except for any such violations which would not materially and adversely affect the collectibility of the Contracts in the Contracts Pool taken as a whole;

                  (f) the Contract requires that (i) the Obligor will obtain insurance and list OCAI as the loss payee in an amount not less than the Outstanding Principal Balance of the Contract; and (ii) in the event of a Casualty Loss, the Servicer may require the Obligor (A) to pay at a minimum the Outstanding Principal Balance of the Contract or
         (B) to replace the Equipment with like Equipment in good repair, acceptable to the Servicer, at the Obligor's expense;

                  (g) immediately prior to the transfer of such Contract and any related Equipment (or security interest therein) to the Trust Depositor, and immediately prior to the Trust Depositor's concurrent transfer thereof to the Trust, such Contract was owned by the Originator (and by the Trust Depositor following the transfer by the Originator) free and clear of any adverse claim, other than with respect to any Permitted Liens;

                  (h) (i) the Contract and any related Equipment or interest therein have not been sold, transferred, assigned or pledged by the Originator to any other Person (other than the financed sale of the Equipment to the End-User effected through the End-User Contract) and any Equipment related to such Contract is free and clear of any liens and encumbrances of any third parties other than the Originator and Permitted Liens, and (ii) such Contract is secured by a fully perfected lien of the first priority in favor of the Originator on the related Equipment;

                  (i) the Contract has an original maturity of not greater than eighty-four months;

                  (j) the Contract is a U.S. dollar-denominated obligation and, at inception, the Obligor and the associated Equipment were and continue to be located in the United States;


                  (k) there is not more than one "secured party's original" counterpart of the Contract;

                  (l) the Contract is not a consumer contract or a "consumer lease" as defined in Section 2A-103(1)(e) of the UCC; and, if such Contract is a Lease, it is a Lease intended for security within the meaning of Section 1-201(39) of the UCC;

                  (m) the Contract is not subject to any guarantee by the Originator, nor has the Originator established any specific credit reserve with respect to the related Obligor;

                  (n) the Contract was either originated or purchased in a true sale transaction, by the Originator in the ordinary course of its business in accordance with its customary underwriting practices and credit policies (and if originated by a Vendor, such Contract was originated in the ordinary course of its business) and no adverse selection procedure was used in selecting the Contract for the Contracts Pool;

                  (o) the Obligor has represented to the Originator or Vendor that it has accepted the Equipment where the Contract relates to Equipment being currently acquired;

                  (p) the Obligor is not, to the Originator's knowledge, subject to bankruptcy or other insolvency proceedings;

                  (q) the Contract did not have a Scheduled Payment that was a delinquent payment for more than 60 days, and the Contract is not a Defaulted Contract;

                  (r) the information with respect to the Contract and the Equipment, where the Contract relates to Equipment being currently acquired, subject to the Contract delivered under this Agreement is true and correct in all material respects;

                  (s) no provision of the Contract has been waived, altered or modified in any respect, except by instruments or documents contained in the Contract File;

                  (t) all filings necessary to evidence the conveyance or transfer of the Originator's ownership interest in the Contract, and the Originator's corresponding interest in the related Equipment, to the Trust Depositor (as well as the concurrent conveyance of such property hereunder from the Trust Depositor to the Trust), have been made in all appropriate jurisdictions; provided that (i) UCC financing statement filings with respect to Equipment which name the Originator as secured party have not been amended to indicate either the Trust Depositor or the Trust as an assignee and (ii) filings or registrations with respect to any title registry for any Equipment which name the Originator as lienholder have not been amended to indicate either the Trust Depositor or the Trust as an assignee;

                  (u) the Contract does not require the prior written consent of an Obligor or contain any other restriction on the transfer or assignment of the Contract (other than a consent or waiver of such restriction that has been obtained prior to the Closing Date, with respect to an Initial Contract, or the Subsequent Transfer Date, with respect to a Substitute Contract);

                  (v) the Obligor is not the United States or any state or local government or any agency, department, subdivision or instrumentality of any such government;

                  (w) the Originator has obtained a first priority perfected security interest (subject to Permitted Liens) in the Equipment;

                  (x) if such Contract is a Lease, the Lease has a purchase option amount of no greater than $102;

                  (y) if the Contract is a lease of Equipment subject to certificate of title statutory requirements, the title is held either in the name of the lessee and the certificate of title indicates the Originator as lienholder or in the name of the Originator as Lessor;

                  (z) the Obligor under the Contract is required either to maintain casualty insurance or to self-insure with respect to the Related Equipment in accordance with the Originator's normal requirements;

                  (aa) the Contract constitutes "chattel paper" as defined under the UCC; and

                  (bb) the Contract either (i) prohibits the end-user from altering or modifying the Equipment or (ii) allows end-users to modify or alter the Equipment only to the extent that the alterations or modification are readily removable without damage to the Equipment.

                  "Eligible Deposit Account" means either (a) a segregated account with a Qualified Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its short-term credit rating categories which signifies investment grade.

                  "Eligible Investments" with respect to any Distribution Date means negotiable instruments or securities or other investments maturing on or before such Distribution Date (a) which, except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (b) which, as of any date of determination, mature by their terms on or prior to the Distribution Date immediately following such date of determination, and (c) which evidence:

                  (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

                  (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency;

                  (iii) commercial paper, or other short term obligations, having, at the time of the Trust's investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by each Rating Agency;

                  (iv) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody's and S&P of P-1 and A-1+, respectively, and, if rated by Fitch, from Fitch of F1+, or otherwise have a rating acceptable to the Rating Agencies;

                  (v) notes that are payable on demand or bankers' acceptances issued by any depository institution or trust company referred to in
         (ii) above;

                  (vi) investments in taxable money market funds or other regulated investment companies having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from each Rating Agency or if otherwise approved of in writing by the Rating Agencies;

                  (vii) time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency;

                  (viii) Eligible Repurchase Obligations with a rating acceptable to the Rating Agencies; and

                  (ix) any negotiable instruments or securities or other investments in which the investment by the Trust therein has been approved in writing by each Rating Agency.

The Indenture Trustee may purchase or sell to itself or an Affiliate, as principal or agent, the Eligible Investments described above.

                  "Eligible Repurchase Obligations" means repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clauses (c)(ii) and (c)(iv) of the definition of Eligible Investments.

                  "End-User" shall mean any party that uses the Financed Item pursuant to an End-User Contract.

                  "End-User Contract" shall mean any CSA, Secured Note, Lease, or other Financing Agreement covering Financed Items, originated or purchased by the Originator.

                  "Equipment" means the tangible assets (including but not limited to construction, road building, transportation, wood and pulp industry, machine shop, printing, cranes and related equipment) financed or leased by an Obligor pursuant to a Contract and the related security interest granted by such Obligor in such assets.

                   "Event of Default" shall have the meaning specified in
Section 5.01 of the Indenture.

                  "Excess Contract", as of any date of determination, means each Contract selected by the Servicer in accordance with Section 11.01 at such time as there shall have been discovered a breach of any of the representations and warranties set forth in Section 3.05, the removal of which pursuant to Section
11.01 and the Originator's repurchase thereof or substitution of a Substitute Contract therefor pursuant to Section 11.01, shall remedy such breach.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended or supplemented from time to time.

                  "Excluded Amounts" means (i) any collections on deposit in the Collection Account or otherwise received by the Servicer on or with respect to the Contracts Pool or related Equipment, which collections are attributable to any taxes, fees or other charges imposed by any Governmental Authority, (ii) any collections representing reimbursements of insurance premiums or payments for services that were not financed by the Originator, (iii) other non-contract charges reimbursable to the Servicer in accordance with the Servicer's customary policies and procedures, and (iv) any collections with respect to repurchased or expired Contracts.

                   "FDIC" shall mean the Federal Deposit Insurance Corporation, or any successor thereto.

                  "Financed Items" means, with respect to a Contract, the specifically identified Equipment and other property, together with all accessions thereto, securing indebtedness of an Obligor under such Contract.

                  "Financing Agreement" means each financing agreement covering Financed Items other than a CSA, a Secured Note or a Lease.

                  "Fitch" means Fitch IBCA, Inc. or any successor thereto.

                  "Governmental Authority" means the United States of America, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

                  "Highest Required Investment Category" means (i) with respect to ratings assigned by Fitch (if such investment is rated by Fitch), F1+ for short-term instruments and AAA for long-term instruments, (ii) with respect to ratings assigned by Moody's, A2 or P-1 for one month instruments, A1 or P-1 for three month instruments, Aa3 or P-1 for six month instruments and Aaa or P-1 for instruments with a term in excess of six months and (iii) with respect to ratings assigned by S&P, A-1+ for short-term instruments and AAA for long-term instruments.

                  "Holder" means (i) with respect to a Certificate, the Person in whose name such Certificate is registered in the Certificate Register, and
(ii) with respect to a Note, the Person in whose name such Note is registered in the Note Register.

                  "Indebtedness" means, with respect to any Person at any date,
(a) all indebtedness of such person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, and (d) all liabilities secured by any Lien on any property owned by such Person even though such person has not assumed or otherwise become liable for the payment thereof.

                  "Indenture" means the Indenture, dated as of the date hereof, between the Trust and the Indenture Trustee.

                  "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

                  "Independent", when used with respect to any specified Person, means such a Person who (i) is in fact independent of each of the Trust, the Trust Depositor or the Servicer, (ii) is not a director, officer or employee of any Affiliate of any of the Trust, the Trust Depositor or the Servicer, (iii) is not a person related to any officer or director of any of the Trust, the Trust Depositor or the Servicer or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of any of the Trust, the Trust Depositor or the Servicer or any of their respective Affiliates, and (v) is not connected with any of the Trust, the Trust Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                   "Ineligible Contract" has the meaning specified in Section 11.01.

                  "Initial Class A-1 Principal Amount" means $                 .

                  "Initial Class A-2 Principal Amount" means $                 .

                  "Initial Class A-3 Principal Amount" means $                 .

                  "Initial Class A-4 Principal Amount" means $                 .

                  "Initial Class B Principal Amount" means $               .

                  "Initial Class C Principal Amount" means $               .

                   "Initial Contracts" means those Contracts conveyed to the Trust on the Closing Date.

                  "Initial Cutoff Date" means                       , 2000.

                  "Initial Principal Amount" means, when used in the context of a reference to an individual Class of Notes, the initial class principal amount applicable to such Class as defined above, and otherwise means, collectively, the sum of the Initial Class A-1 Principal Amount, the Initial Class A-2 Principal Amount, the Initial Class A-3 Principal Amount, the Initial Class A-4 Principal Amount, the Initial Class B Principal Amount and the Initial Class C
Principal Amount, i.e., $           .

                  "Insolvency Event" means, with respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed or undismissed and in effect for a period of 60 consecutive days; or (b) the commencement by such person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such person to the entry of an order for relief in an involuntary case under such law, taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of this property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "Insolvency Laws" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

                   "Insolvency Proceeds" has the meaning specified in Section 10.01.

                  "Insurance Policy" means, with respect to any Contract, an insurance policy covering physical damage to or loss of the related Equipment.

                  "Insurance Proceeds" means, depending on the context, any amounts payable or any payments made, to the Servicer under any Insurance Policy.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Investment Earnings" means the investment earnings (net of losses and investment expenses) on amounts on deposit in the Collection Account and the Reserve Fund, to be credited to the Collection Account on such Distribution Date pursuant to Section 7.03.

                  "Late Charges" means any late payment fees paid by Obligors in accordance with the Servicer's customary policies.

                  "Lease" means each agreement, including financing agreements, and, as applicable, schedules, subschedules, supplements and amendments to a master lease, pursuant to which the Originator, as lessor, leased specified assets to a Lessee at a specified monthly, quarterly, semiannual or annual rental.

                  "Lessee" means, with respect to any Lease, the Obligor with respect to such Lease.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), equity interest, participation interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing.

                  "Liquidation Expenses" means, with respect to any Contract, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of internal counsel, in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related Equipment upon or after the expiration or earlier termination of such Contract and other out-of-pocket costs related to the liquidation of any such Equipment, including the attempted collection of any amount owing pursuant to such Contract if it is a Defaulted Contract, but only to the extent gross recoveries with respect to such Contract provide funds sufficient, after payment of all principal and accrued finance charges due with respect to such Contract, to cover such expenses and costs.

                  "Liquidation Proceeds" means, with respect to a Defaulted Contract, proceeds from the sale, lease or re-lease of the Equipment, proceeds of the related Insurance Policy and any other recoveries with respect to such Defaulted Contract and the related Equipment, net of Liquidation Expenses and amounts, if any, so received that are required either to be refunded to the Obligor on such Contract or paid to a third party other than the Originator.

                  "List of Contracts" means the list identifying each Contract constituting part of the Trust Assets, which list shall consist of the initial List of Contracts reflecting the Initial Contracts transferred to the Trust on the Closing Date, together with any Subsequent List of Contracts amending the most current List of Contracts reflecting the Substitute Contracts transferred to the Trust on the related Subsequent Transfer Date (together with a deletion from such list of the related Contract or Contracts identified on the corresponding Addition Notice with respect to which a Substitution Event has occurred), and which list in each case (a) identifies each Contract included in the Contracts Pool, and (b) sets forth as to each such Contract (i) the Outstanding Principal Balance as of the applicable Cutoff Date, and (ii) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as Exhibit G.

                  "Material Modification" means a termination or release (including pursuant to prepayment), or an amendment, modification or waiver, or equivalent similar undertaking or agreement, by the Servicer with respect to a Contract which would not otherwise be permitted under the standards and criteria set forth in Sections 5.08 and/or 5.09 hereof, as applicable.

                  "Maturity Date" means, as applicable, the Class A-1 Maturity Date, Class A-2 Maturity Date, Class A-3 Maturity Date, Class A-4 Maturity Date, Class B Maturity Date or Class C Maturity Date.

                  "Monthly Delinquency Percentage" means with respect to any Distribution Date, the percentage equivalent of a fraction, (a) the numerator of which is the aggregate Principal Balance of all Contracts which are more than 90 days delinquent as of the last day of the immediately preceding Collection Period, and (b) the denominator of which is the Pool Balance as of the last day of the immediately preceding Collection Period.

                  "Monthly Principal Amount" means, with respect to a Distribution Date, the difference between (i) the sum of the aggregate Principal Amount of the Notes and the Overcollateralization Balance both as of the immediately preceding Distribution Date

(after making any principal payments on such date) and (ii) the Pool Balance as of the last day of the related Collection Period.

                  "Monthly Report" has the meaning specified in Section 9.01.

                   "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

                  "Note" means any one of the notes of the Trust of any Class executed and authenticated in accordance with the Indenture.

                  "Note Distribution Account" means the account established and maintained as such pursuant to Section 7.01.

                   "Note Register" has the meaning given such term in Section
2.04 of the Indenture.

                  "Obligor" means, with respect to any Contract, the Person or Persons obligated to make payments with respect to such Contract, including any guarantor thereof.

                   "OCAI" has the meaning assigned such term in the preamble hereto.

                  "OCAI Transfer Agreement" means the OCAI Transfer Agreement, dated as of the date hereof, between OCAI and the Trust Depositor.

                  "Officer's Certificate" shall mean a certificate signed by any officer of the Trust Depositor or the Servicer and delivered to the Owner Trustee or the Indenture Trustee, as the case may be.

                  "Opinion of Counsel" means a written opinion of counsel, who may be outside counsel, or internal counsel (except with respect to Federal securities law (including the Trust Indenture Act) or tax law matters), for the Trust Depositor or the Servicer and who shall be reasonably acceptable to the Owner Trustee or the Indenture Trustee, as the case may be.

                  "Original Pool Balance" means the aggregate Principal Balance
of the Contracts transferred to the Trust as of                       , 2000,
equal to $                .

                  "Originator" means OCAI, in its capacity as Originator of a Contract under this Agreement (including in respect of a Substitute Contract pursuant to a Subsequent Purchase Agreement).

                   "Outstanding" has the meaning given such term in the Indenture.

                  "Overcollateralization Balance" means, with respect to a Distribution Date, an amount equal to the excess, if any, of (i) the Pool Balance as of the last day of the related Collection Period over (ii) the aggregate Principal Amount of the Notes as of such date after giving effect to all principal payments made to the Noteholders on such date.

                  "Owner Trustee" means the Person acting, not in its individual capacity, but solely as Owner Trustee, under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

                  "Paying Agent" means as described in Section 3.03 of the Indenture and Section 3.10 of the Trust Agreement.

                   "Permitted Liens" means (a) with respect to Contracts in the Contracts Pool:

                  (i) Liens for state, municipal and other local taxes if such taxes shall not at the time be due and payable or if the Trust Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings, (ii) Liens in favor of the Trust Depositor created by the Originator and transferred to the Trust pursuant hereto, (iii) Liens in favor of the Trust created pursuant to this Agreement, and (iv) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement;

and (b) with respect to the related Equipment:

                  (i) materialmen's, warehousemen's, mechanics' and other liens arising by operation of law in the ordinary course of business for sums not due or sums which are being contested in good faith, (ii) Liens for state, municipal and other local taxes if such taxes shall not at the time be due and payable or if the Trust Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings, (iii) Liens in favor of the Trust Depositor created by the Originator and transferred by the Trust Depositor to the Trust pursuant to this Agreement, (iv) Liens in favor of the Trust created pursuant to this Agreement, (v) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement, (vi) other liens which are expressly subordinate to the prior payment of the Notes and the Certificate on terms described herein, (vii) Liens granted by the End-Users which are subordinate to the interest of the Trust in such Equipment and (viii) Liens on items of Related Security in favor of the Originator that arise by virtue of a blanket lien granted by an Obligor to the Originator.

                  "Person" means any individual, corporation, estate, partnership, business trust, limited liability company, sole proprietorship, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof or other entity.

                  "Pool Balance" means, with respect to a Distribution Date, an amount equal to the aggregate remaining Principal Balance of the Contracts as of the last day of the related Collection Period after giving effect to Defaulted Contracts, Prepaid Contracts, Ineligible Contracts and Excess Contracts.

                  "Prepaid Contract" means any Contract that has terminated or been prepaid in full prior to its scheduled expiration date (including because of a Casualty Loss), other than a Defaulted Contract.

                  "Prepayment Amount" has the meaning specified in Section 5.09.

                  "Prepayments" means any and all partial and full prepayments on a Contract (including, with respect to any Contract and any Collection Period, any Scheduled Payment (or portion thereof) which is due in a subsequent Collection Period which the Servicer has received, and (if such Contract is not otherwise prepayable by its terms) expressly permitted the related Obligor to make, in advance of its scheduled due date, and any and all cash proceeds or rents realized from the sale, lease, re-lease or re-financing of Equipment under a Prepaid Contract, net of Liquidation Expenses), Liquidation Proceeds, amounts received in respect of Transfer Deposit Amounts and payments upon an optional termination pursuant to Section 11.03.

                  "Principal Amount" means, with respect to a Class of Notes, the aggregate Initial Principal Amount thereof reduced by (i) the aggregate amount of any distributions applied in reduction of such principal amount and
(ii) the aggregate amount of any distributions then on deposit in the Note Distribution Account, if any, for such Class of Notes established in accordance with the Indenture and to be applied in reduction of such principal amount in accordance with such Indenture.

                  "Principal Balance" means, with respect to a Contract at any time, the sum of the total remaining amounts of principal payable as of such time to the Originator by the Obligor thereunder, exclusive of finance charges.

                   "Prospectus" has the meaning given such term in the Underwriting Agreement.

                  "Qualified Eligible Investments" means Eligible Investments acquired by the Indenture Trustee in its name and in its capacity as Indenture Trustee at the written direction of the Issuer, which are held by the Indenture Trustee in the Collection Account or the Reserve Fund and with respect to which
(a) the Indenture Trustee has noted its interest therein on its books and records, and (b) the Indenture Trustee has purchased such investments at the written direction of the Issuer for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC as enacted in Illinois, without acting in collusion with a securities intermediary in violating such securities intermediary's obligations to entitlement holders in such assets, under Section 8-504 of such UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (c) either (i) such investments are in the possession of the Indenture Trustee, or (ii) such investments, (A) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or in registered form, have been delivered to the Indenture Trustee and either registered by the issuer in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (B) if uncertificated securities, the ownership of which has been registered to the Indenture Trustee on the books of the issuer thereof (or another person, other than a securities intermediary, either becomes the registered owner of the uncertified security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee); or (C) if securities entitlements (within the meaning of Section 8-102 of the UCC as enacted in Illinois) representing interests in securities or other financial assets (or interests therein) held by a securities intermediary (within the meaning of said Section 8-102), a securities intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee's securities account with such securities intermediary. Any such Qualified Eligible Investment may be purchased by or through the Indenture Trustee or any of its Affiliates acting at the written direction of the Issuer.

                  "Qualified Institution" means (a) the corporate trust department of the Indenture Trustee, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, (B) the parent corporation of which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, or (C) is otherwise acceptable to the Rating Agencies, and (ii) whose deposits are insured by the FDIC and have a rating acceptable to the Rating Agencies.

                  "Rating Agency" means each of Moody's, S&P and Fitch, so long as such Persons maintain a rating on the Notes and the Certificate; and if either Moody's, S&P or Fitch no longer maintains a rating on the Notes and the Certificate, such other nationally recognized statistical rating organization selected by the Trust Depositor.

                  "Rating Agency Condition" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, that each Rating Agency shall have notified the Trust Depositor and the Owner Trustee and the Indenture Trustee in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a Ratings Effect.

                  "Ratings Effect" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, a reduction or withdrawal of the rating of any outstanding Class with respect to which a Rating Agency has previously issued a rating as a result of such action or series of related actions or the consummation of such proposed transaction or series of related transactions.

                  "Record Date" means, with respect to a Distribution Date, the calendar day immediately preceding a Distribution Date; provided, however, that if Definitive Notes are issued, the Record Date shall be the last Business Day of the preceding calendar month.

                  "Recoveries" means any and all recoveries on account of a Defaulted Contract, including, without limitation, any and all cash proceeds or rents realized from the sale, lease, re-lease or re-financing of repossessed Equipment or other property, Insurance Proceeds, but in each case net of Liquidation Expenses.

                  "Related Security" means, with respect to a Contract, collateral in which a security interest has been granted or is held under or in connection with such Contract, other than collateral which is a Financed Item.

                  "Released Amounts" means, with respect to any payment or collection received with respect to any Contract on any Business Day (whether such payment or collection is received by the Servicer, the Owner Trustee or the Trust Depositor), an amount equal to that portion of such payment or collection constituting Excluded Amounts.

                  "Required Holders" means (i) prior to the payment in full of the Class A Notes Outstanding, Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Note holders and/or Class A-4 Noteholders evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class A Notes Outstanding, (ii) from and after the payment in full of the Class A Notes Outstanding, Class B Noteholders evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class B Notes Outstanding, and
(iii) from and after the payment in full of the Class B Notes Outstanding, Class C Noteholders evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class C Notes Outstanding.

                  "Required Reserve Amount" means, with respect to a
Distribution Date, an amount equal to the greater of (a)    % of the Outstanding
Principal Amount of the Notes as of the last day of the immediately completed
Collection Period and (b) the lesser of (I)    % of the Initial Principal Amount
of the Notes and (II) the Outstanding Principal Amount of the Notes as of the last day of the related Collection Period.

                  "Requirements of Law" for any Person means the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

                  "Reserve Fund" means the Reserve Fund established and maintained pursuant to Section 7.01 hereof.

                  "Reserve Fund Initial Deposit" means $                 .

                  "Responsible Officer" means, with respect to the Owner Trustee, any officer in its Corporate Trust Administration Department (or any similar group of a successor Owner Trustee) and with respect to the Indenture Trustee has the meaning given to it in the Indenture.

                  "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies.

                  "Scheduled Payment" means, with respect to any Contract, the monthly or quarterly or semi-annual or annual rent or financing (whether interest, principal or principal and interest) payment scheduled to be made by the related Obligor under the terms of such Contract after the related Cutoff Date and any such payment received after the related Cutoff Date; it being understood that Scheduled Payments do not include any Excluded Amounts.

                  "Secured Note" means each promissory note with a related security inter est evidenced by written agreement, pursuant to which the purchase of specified assets by an Obligor is financed or provided as collateral security for specified monthly, quarterly, semiannual or annual payments.

                   "Securities" means the Notes and the Certificate, or any of them.

                   "Securities Act" means the Securities Act of 1933, as amended from time to time.

                   "Securityholders" means the Holders of the Notes or the Certificate.

                  "Servicer" means initially OCAI, or its successor, until any Servicer Transfer hereunder and thereafter means the Successor Servicer appointed pursuant to Article VIII below with respect to the duties and obligations required of the Servicer under this Agreement.

                  "Servicer Advance" means, with respect to any Distribution Date, the amounts, if any, deposited by the Servicer in the Collection Account for such Distribution Date in respect of Scheduled Payments pursuant to Section 5.14.

                   "Servicer Default" shall have the meaning specified in
Section 8.01.

                  "Servicing Fee" has the meaning specified in Section 5.18.

                  "Servicing Fee Percentage" means             %.

                   "Servicer Transfer" has the meaning assigned in Section 8.02(a).

                  "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as the same may be amended from time to time.

                  "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the Property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  "Spread Event" means the occurrence of one or more of the following: (a) OCAI or a successor to OCAI as described in Section 13.13(b) is no longer acting as the Servicer; (b) the Three-Month Delinquency Percentage calculated on the related distribution date is greater than %; or (c) the Cumulative Net Loss Percentage on the related Distribution Date exceeds the "loss trigger percentage" set forth below:


                                                                             LOSS TRIGGER
COLLECTION PERIOD                                                             PERCENTAGE
1st through, and including, the 11th Collection Period:                           %
12th through, and including, the 17th Collection Period:                           %
18th through, and including, the 23rd Collection Period:                           %
24th Collection Period ongoing:                                                    %.

                  Notwithstanding the foregoing: (i) the Spread Event referred to in clause (b) above may be cured on any Distribution Date if the Three-Month Delinquency Percentage for the immediately preceding two Collection Periods is
less than or equal to        % and (ii) the Spread Event referenced in clause
(c) may be cured if the Cumulative Net Loss Percentage is less than the associated "loss trigger percentage" for that Collection Period.

                  "Spread Fund" means the Spread Fund established and maintained pursuant to Section 7.01 hereof.

                  "Subsequent Cutoff Date" means the date specified as such for Substitute Contracts in the related Subsequent Transfer Agreement.

                  "Subsequent List of Contracts" means a list, in the form of the initial List of Contracts delivered on the Closing Date, but listing each Substitute Contract transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

                  "Subsequent Purchase Agreement" means, with respect to any Substitute Contracts, the agreement between the Originator and the Trust Depositor pursuant to which the Originator will transfer the Substitute Contracts to the Trust Depositor, the form of which is attached to hereto as Exhibit J.

                   "Subsequent Transfer Agreement" means the agreement described in Section 2.04 hereof.

                  "Subsequent Transfer Date" means any date on which Substitute Contracts are transferred to the Trust.

                  "Substitute Contract" means a Contract that is (a) transferred to the Trust under Section 2.04 with respect to which a related Substitution Event has occurred with respect to a Contract or Contracts then held in the Contracts Pool and identified in the related Addition Notice and (b) becomes part of the Contracts Pool.

                  "Substitute Contract Qualification Conditions" means, with respect to any Substitute Contract being transferred to the Trust pursuant to
Section 2.04, the accuracy of each of the following statements as of the related Cutoff Date for such Contract:


                  (a) the aggregate Principal Balance of such Substitute Contract is not less than that of the Contract or Contracts identified on the related Addition Notice as the Contract or Contracts to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Contract; and

                  (b) for each separate Collection Period which corresponds to a Collection Period in which a payment would have been owing on the Contract or Contracts identified on the related Addition Notice as the Contract or Contracts to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Contract, the amount in respect of Scheduled Payments receivable (assuming Scheduled Payments are paid and received when due) on the Substitute Contract in such Collection Period is not less than that of such related Contract or Contracts;

                  (c) the weighted average life of the Substitute Contract is similar to the weighted average life of the Contract or Contracts identified on the related Addition Notice as the Contract or Contracts to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Contract;

                  (d) the weighted average yield (annual percentage rate or APR) on such Substitute Contracts is not less than the yield (APR) on the Contract or Contracts identified on the related Addition Notice as the Contract or Contracts to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Contract; and

                  (e) if, instead of such Substitute Contract being added to the Contracts Pool on the related Subsequent Transfer Date, such Substitute Contract had instead been included in the Contracts Pool as of the Initial Cutoff Date, and the related Contract or Contracts identified on the related Addition Notice were not so included (and assuming such hypothetical inclusion satisfied the criteria set forth in clause (a) and (b) above that would have been applicable at such time), the representations of the Originator set forth in Section 3.05(a)(i)-(iv) concerning concentrations would not, as a result of such inclusion, have become inaccurate or incorrect in any material respect;

                  (f) no adverse selection procedure shall have been employed in the selection of such Substitute Contract from the Originator's portfolio;

                  (g) all actions or additional actions (if any) necessary to perfect the security interest and assignment of such Substitute Contract and related Equipment to the Trust Depositor, Trust, and Indenture Trustee shall have been taken as of or prior to the Subsequent Transfer Date; and

                  (h) the maturity date for the last Scheduled Payment due under
         such Substitute Contract is not later than                   , 20 .

                  "Substitution Event" shall have occurred if one or more Contracts then held in the Trust and identified in the related Addition Notice is either (a) a Prepaid Contract, (b) a Contract that becomes subject to a Material Modification, (c) a Defaulted Contract, (d) an Excess Contract or (e) the subject of a breach of a representation or warranty under this Agreement or other provision which breach or other provision, in the absence of a substitution of a Substitute Contract for such Contract or Contracts pursuant to
Section 2.04, would require the payment of a Transfer Deposit Amount to the Trust in respect of such Contract pursuant to Section 11.01; provided, however, that no Substitution Event shall be deemed to occur under clause (a) (if related to a Casualty Loss), (b) or (c) to the extent Contracts having initial aggregate Principal Amounts of 10% or greater of the Original Pool Balance have previously been substituted for under such clauses and provided further, that no Substitution Event shall be deemed to occur under clause (a) (other than related to a Casualty Loss), (d) or (e) to the extent (i) the Trust Depositor has not consented to such substitution, (ii) Contracts having initial aggregate Principal Amounts of 20% or greater of the Original Pool Balance have previously been substituted under such clauses or (iii) the Class A-1 Notes are Outstanding.

                  "Successor Servicer" has the meaning given such term in
Section 8.02(b).

                  "Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that, for federal income tax purposes, (i) following such action the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation, (ii) following such action the Trust will be disregarded as a separate entity from the Trust Depositor, and (iii) such action will not affect the tax characterization as debt of Notes of any outstanding Class issued by the Trust for which an Opinion of Counsel has been provided that such Notes are debt.

                  "Three-Month Delinquency Percentage" means with respect to any Distribution Date commencing with the third Distribution Date, the percentage equivalent of a fraction, (a) the numerator of which is the sum of the Monthly Delinquency Percentages for such Distribution Date and the two immediately preceding Distribution Dates, and (b) the denominator of which is three.

                  "Transaction Documents" means this Agreement, the Indenture, the Trust Agreement, the Administration Agreement, the OCAI Transfer Agreement, any Subsequent Transfer Agreement, any Subsequent Purchase Agreement and the Underwriting Agreement.

                  "Transfer Date" means the Business Day immediately preceding each Distribution Date.

                  "Transfer Deposit Amount" means, with respect to each Ineligible Contract or Excess Contract, on any date of determination, the sum of the Principal Balances of such Contracts, together with accrued interest thereon through such date of determination at the interest rate provided for thereunder, and any outstanding Servicer Advances thereon that have not been waived by the Servicer entitled thereto.

                  "Trust" means the trust created by the Trust Agreement and funded pursuant to this Agreement, consisting of the Trust Assets.

                  "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), including without limitation the Reserve Fund Initial Deposit, and all proceeds of the foregoing.

                  "Trust Accounts" means, collectively, the Collection Account, the Reserve Fund and the Note Distribution Account, or any of them.

                  "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of the date hereof, between the Trust Depositor and the Owner Trustee.

                  "Trust Assets" has the meaning given to such term in Section 2.01(b) hereof (and in Section 2.04(a) hereof in respect of Substitute Contracts and related assets transferred to the Trust pursuant to Subsequent Transfer Agreements).

                  "Trust Depositor" has the meaning assigned such term in the preamble hereunder, or any successor entity thereto.

                  "Trust Estate" shall have the meaning specified in the Trust Agreement.

                  "Trustees" means the Owner Trustee and the Indenture Trustee, or any of them individually as the context may require.

                  "UCC" means the Uniform Commercial Code as enacted in New Jersey; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of the Trust in and to the Trust Assets or the Lien of the Indenture Trustee in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New Jersey, the term UCC shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  "UCC Filing Locations" means the States of New Jersey and Delaware.

                  "Uncollectible Advance" means with respect to any Determination Date and any Contract, the amount, if any, advanced by the Servicer pursuant to Section 5.14 which the Servicer has as of such Determination Date determined in good faith will not be ultimately recoverable by the Servicer.

                  "Underwriting Agreement" means the Underwriting Agreement, dated , 2000, among First Union Securities, Inc. (as an underwriter thereunder), the Trust Depositor, and OCAI.

                  "United States" means the United States of America.

                  "Unreimbursed Servicer Advances" means, at any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Sections 7.01 or
7.05 and which the Servicer has determined in its sole discretion are Uncollectible Advances, and with respect to which the Servicer has given a written certification to such effect to each Trustee.

                  "Vendor" means, with respect to a Contract, the equipment manufacturer, dealer or distributor, or other Person that provided financing under such Contract in connection with the acquisition or use by an End-User of such party's Equipment or other products.

                  "Vendor Assignment" means each assignment agreement pursuant to which an individual End-User Contract originated by a Vendor is assigned to the Originator.

                  "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President," who is a duly elected officer of such Person.

                  SECTION 1.02. USAGE OF TERMS. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

                  SECTION 1.03. SECTION REFERENCES. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

                  SECTION 1.04. CALCULATIONS. Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

                  SECTION 1.05. ACCOUNTING TERMS. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE TWO

               ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACT ASSETS

                  SECTION 2.01. CREATION AND FUNDING OF TRUST; TRANSFER OF CONTRACT ASSETS. (a) The Trust shall be created pursuant to the terms and conditions of the Trust Agreement, upon the execution and delivery of the Trust Agreement and the filing by the Owner Trustee of an appropriately completed Certificate of Trust (as defined in the Trust Agreement) under the Business Trust Statute. The Trust Depositor, as settlor of the Trust, shall fund and convey assets to the Trust pursuant to the terms and provisions hereof. The Trust shall be administered pursuant to the provisions of this Agreement, the Administration Agreement and the Trust Agreement for the benefit of the Noteholders and Certificateholder. The Owner Trustee is hereby specifically recognized by the parties hereto as empowered to conduct business dealings on behalf of the Trust in accordance with the terms hereof and of the Trust Agreement.

                  (b) Subject to and upon the terms and conditions set forth herein, the Trust Depositor hereby sells, transfers, assigns, sets over and
otherwise conveys to the Trust, for a purchase price consisting of $     in cash
(less underwriting expenses and certain other expenses associated with the initial offer and sale of the Notes the proceeds of which represent the consideration paid by the Trust herein) and the Certificate of the Trust in the
original certificate balance of $     , all the right, title and interest of the
Originator in and to (items (i) - (vi) below, being collectively referred to herein as the "Contract Assets"):

                           (i) the Initial Contracts, and all monies received in payment of such Contracts on and after the Initial Cutoff Date, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Excluded Amounts;

                           (ii) the Equipment related to such Contracts, including the security interest of the Trust Depositor in such Equipment and all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts) and Related Security;

                           (iii)    the Contract Files;

                           (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Vendor Assignments and under any guarantee or similar credit enhancement with respect to such Contracts;

                           (v) all Insurance Proceeds with respect to each such Contract; and

                           (vi) all income from and proceeds of the foregoing.

In addition to the Contract Assets, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust the remittances, deposits and payments made into the Trust Accounts from time to time, amounts in the Trust Accounts from time to time (and any investments of such amounts) and all proceeds and products of the foregoing, which together with the Contract Assets constitute the corpus of the Trust and are referred to as the "Trust Assets").

                  (c) The Originator and the Trust Depositor acknowledge that the representations and warranties of the Originator in Sections 3.01, 3.02, 3.03, 3.04 and

3.05 will run to and be for the benefit of the Trust and the Trustees and the Trust and the Trustees may enforce directly without joinder of Trust Depositor, the repurchase obligations of the Originator with respect to breaches of such representations and warranties as set forth herein and in Section 11.01.

                  (d) The sale, transfer, assignment, set-over and conveyance of the Trust Assets by the Trust Depositor to the Trust pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor or the Trust of any obligation of the Originator in connection with the Contract Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or End-User, if any, not financed by the Originator, or (1) any taxes, fees, or other charges imposed by any Governmental Authority and (2) any insurance premiums which remain owing with respect to any Contract at the time such Contract is sold hereunder.

                  (e) The Originator, Trust Depositor and Trust intend and agree that (i) the transfer of the Contract Assets to the Trust Depositor and the transfer of the Trust Assets to the Trust are intended to be a sale, conveyance and transfer of ownership of the Contract Assets and Trust Assets, as the case may be, rather than the mere granting of a security interest to secure a borrowing and (ii) such Contract Assets and Trust Assets shall not be part of the Originator's or the Trust Depositor's estate in the event of a filing of a bankruptcy petition or other action by or against such Person under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfers are deemed to be of a mere security interest to secure indebtedness, the Originator shall be deemed to have granted the Trust Depositor and the Trust Depositor shall be deemed to have granted the Trust, as the case may be, a perfected first priority security interest in such Contract Assets or Trust Assets respectively and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

                  If any such transfer of the Contract Assets is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under this Agreement (to the extent that the transfer of the Contract Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (1) all or a portion of the Contract Assets pledged to Trust Depositor by the Originator and with respect to which the Trust Depositor has not released its security interest at the time of such pledge and assignment, and (2) all proceeds thereof. Such repledge and reassignment may be made by Trust

Depositor with or without a repledge and reassignment by Trust Depositor of its rights under any agreement with the Originator, and without further notice to or acknowledgment from the Originator. The Originator waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Trust Depositor or any assignee of Trust Depositor relating to such action by Trust Depositor in connection with the transactions contemplated by this Agreement.

                  SECTION 2.02. CONDITIONS TO TRANSFER OF TRUST ASSETS TO TRUST. On or before the Closing Date, the Originator or the Trust Depositor, as applicable, shall deliver or cause to be delivered to the Owner Trustee and Indenture Trustee each of the documents, certificates and other items as follows:

                           (i) A certificate of an officer of the Originator substantially in the form of Exhibit C hereto;

                           (ii) Opinions of counsel for the Originator and the Trust Depositor substantially in the form of Exhibits D and E hereto (and including as an addressee thereof each Rating Agency);

                           (iii) Copies of resolutions of the Board of Directors of the Originator or of the Executive Committee of the Board of Directors of the Originator approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the Originator;

                           (iv) Officially certified recent evidence of due incorporation and good standing of the Originator under the laws of New York;

                           (v) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Trust Depositor, together with an Assignment substantially in the form of Exhibit A (along with the delivery of any instruments as required under Section 2.06 below);

                           (vi) A certificate of an officer of the Trust Depositor substantially in the form of Exhibit B hereto;

                           (vii) A letter from Arthur Andersen LLP, or another nationally recognized accounting firm, addressed to the Originator and the Trust Depositor, stating that such firm has reviewed a sample of the Initial Contracts and performed specific procedures for such sample with respect to certain contract terms and which identifies those Initial Contracts which do not conform;

                           (viii) Copies of resolutions of the Board of Directors of the Servicer and the Trust Depositor or of the Executive Committee of the Board of Directors of the Servicer and the Trust Depositor approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which any of them is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the Servicer and the Trust Depositor;

                           (ix) Officially certified, recent evidence of due incorporation and good standing of the Trust Depositor under the laws of Delaware;

                           (x) Evidence of proper filing with appropriate offices in the UCC Filing Locations in the State of New Jersey of UCC financing statements executed by the Originator, as debtor, naming the Trust Depositor as secured party (and the Owner Trustee as assignee) and identifying the Contract Assets as collateral; and evidence of proper filing with appropriate officer in the UCC Filing Locations in the State of New Jersey of UCC financing statements executed by the Trust Depositor, as debtor, naming the Owner Trustee as secured party (and the Indenture Trustee as assignee) and identifying the Trust Assets as collateral; and evidence of proper filing with appropriate officers in the UCC Filing Locations in the State of Delaware of UCC financing statements executed by the Trust and naming the Indenture Trustee as secured party and identifying the Collateral, as collateral;

                           (xi) An Officer's Certificate listing the Servicer's Servicing Officers;

                           (xii) Evidence of deposit in the Collection Account of all funds received with respect to the Initial Contracts after the Initial Cutoff Date to the date two days preceding the Closing Date, together with an Officer's Certificate from the Servicer to the effect that such amount is correct;

                           (xiii) Evidence of deposit in the Reserve Fund of the Reserve Fund Initial Deposit by the Trust Depositor;

                           (xiv) A fully executed Trust Agreement;

                           (xv) A fully executed Administration Agreement;

                           (xvi) A fully executed Indenture;

                           (xvii) A fully executed OCAI Transfer Agreement;

                           (xviii) An opinion of Sullivan & Cromwell to the effect that for federal income tax purposes, the Class A Notes, Class B Notes and Class C Notes will be characterized as debt and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation; and

                           (xix) An opinion of Riker, Danzig, Scherer, Hyland and Perretti to the effect that for New Jersey tax purposes, the Trust will not be subject to the New Jersey Corporation Income Tax or the New Jersey Corporation Business Tax.

                  SECTION 2.03. ACCEPTANCE BY OWNER TRUSTEE. On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Trust shall issue to, or upon the order of, the Trust Depositor the Certificate representing ownership of a beneficial interest in 100% of the Trust and the Trust shall issue, and the Indenture Trustee shall authenticate, to, or upon the order of, the Trust Depositor the Notes secured by the Collateral. The Owner Trustee hereby acknowledges its acceptance, on behalf of the Trust, of the Trust Assets, and declares that it shall maintain such right, title and interest in accordance with the terms of this Agreement and the Trust Agreement upon the trust herein and therein set forth.

                  SECTION 2.04.  CONVEYANCE OF SUBSTITUTE CONTRACTS.

                  (a) Conveyance of Substitute Contracts to the Trust Depositor. Subject to Sections 2.01(d) and (e) above and the satisfaction of the conditions set forth in paragraph (c) below, at the option of the Trust Depositor, the Originator may at its option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as Exhibit J hereto), without recourse other than as expressly provided herein and therein (and the Trust Depositor shall be required to purchase through payment by exchange of one or more related Contracts released by the Trust to the Trust Depositor on the Subsequent Transfer Date), all the right, title and interest of the Originator in and to (the property in clauses (i)-(vi) below, upon such transfer, becoming part of the "Contract Assets"):

                           (i) the Substitute Contracts identified in the related Addition Notice, and all monies received in payment of such Substitute Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Excluded Amounts;

                           (ii) the Equipment related to such Contracts, including the security interest of the Trust Depositor in such Equipment and all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts) and Related Security;

                           (iii)    the Contract Files;

                           (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Vendor Assignments with the Originator and under any guarantee or similar credit enhancement with respect to such Contracts;

                           (v) all Insurance Proceeds with respect to each such Contract; and

                           (vi) all income from and proceeds of the foregoing.

                  (b) Subject to Sections 2.01(d) and (e) above and the conditions set forth in paragraph (c) below, the Trust Depositor shall sell, transfer, assign, set over and otherwise convey to the Trust, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Trust Depositor in and to the Substitute Contracts purchased pursuant to Section 2.04(a) above, and (ii) all other rights and property interests consisting of Contract Assets related to such Substitute Contracts (the property in clauses (i)-(ii) above, upon such transfer, becoming part of the "Trust Assets").

                  (c) The Originator and Trust Depositor shall transfer to the Trust the Substitute Contracts and the other property and rights related thereto described in paragraphs (a), in the case of the Originator, or (b), in the case of the Trust Depositor, above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date (and the delivery of a related Addition Notice by the Trust Depositor shall be deemed a representation and warranty by the Trust Depositor and of the Originator, that such conditions have been or will be, as of the related Subsequent Transfer Date, satisfied):

                           (i) the Trust Depositor shall have provided the Owner Trustee and the Indenture Trustee with a timely Addition Notice complying with the definition thereof contained herein, which Notice shall in any event be no later than five days prior to the date of addition;

                           (ii) there shall have occurred, with respect to each such Substitute Contract, a corresponding Substitution Event with respect to one or more Contracts then in the Contracts Pool;

                           (iii) the Substitute Contract(s) being conveyed to the Trust, satisfy the Substitute Contract Qualification Conditions;

                           (iv) the Originator shall have delivered to the Trust Depositor a duly executed written assignment in substantially the form of Exhibit J hereto (the "Subsequent Purchase Agreement"), which shall include a Subsequent List of Contracts listing the Substitute Contracts;

                           (v) the Trust Depositor shall have delivered to the Owner Trustee a duly executed written assignment (including an acceptance by the Owner Trustee) in substantially the form of Exhibit I hereto (the "Subsequent Transfer Agreement"), which shall include a Subsequent List of Contracts listing the Substitute Contracts;

                           (vi) the Trust Depositor shall have deposited or caused to be deposited in the Collection Account all Collections received with respect to the Substitute Contracts on or after the related Subsequent Cutoff Date;

                           (vii) as of each Subsequent Transfer Date, neither the Originator nor the Trust Depositor was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                           (viii) no selection procedures believed by the Originator or the Trust Depositor to be adverse to the interests of the Noteholders or Certificateholder shall have been utilized in selecting the Substitute Contracts;

                           (ix) each of the representations and warranties made by the Originator pursuant to Sections 3.02, 3.03, 3.04, and 3.05 applicable to the Substitute Contracts shall be true and correct as of the related Subsequent Transfer Date (provided that, with respect to clause (e) of the definition of Substitute Contract Qualification Conditions, the representations with respect to geographical diversity shall not apply) and the Originator shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

                           (x) the Originator shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its Computer Records that ownership of the Substitute Contracts identified on the Subsequent List of Contracts in the Subsequent Transfer Agreement has been sold to the Trust through the Trust Depositor pursuant to this Agreement;

                           (xi) the aggregate Principal Balance of all Substitute Contracts that shall be substituted for Prepaid Contracts that relate to a Casualty Loss, Defaulted Contracts and Contracts subject to a Material Modification cannot exceed 10% of the Original Pool Balance; and

                           (xii) the aggregate Principal Balance of all Substitute Contracts that shall be substituted for Prepaid Contracts, Excess Contracts and Ineligible Contracts cannot exceed 20% of the Original Pool Balance; provided, however, that no substitution with respect to such Prepaid Contracts, Excess Contracts and Ineligible Contracts shall be made prior to the time the Class A-1 Notes are paid in full.

                  SECTION 2.05. RELEASE OF RELEASED AMOUNTS. (a) The Indenture Trustee hereby agrees to release to the Trust from the Trust Assets, and the Trust hereby agrees to release to the Trust Depositor, an amount equal to the Released Amounts immediately upon identification thereof and upon receipt of an Officer's Certificate of the Servicer, which release shall be automatic and shall require no further act by the Indenture Trustee or the Trust, provided that the Indenture Trustee or Owner Trustee shall execute and deliver such instruments of release and assignment, or otherwise confirm the foregoing release, as may reasonably be requested by the Trust Depositor in writing. Upon such release, such Released Amounts shall not constitute and shall not be included in the Trust Assets.

                  (b) Immediately upon the release to the Trust Depositor by the Indenture Trustee of the Released Amounts, the Trust Depositor hereby irrevocably agrees to release to the Originator such Released Amounts, which release shall be automatic and shall require no further act by the Trust Depositor, provided that the Trust Depositor shall execute and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Excluded Amounts, as may be reasonably requested by the Originator.

                  SECTION 2.06. DELIVERY OF INSTRUMENTS. The Originator and the Trust Depositor shall deliver possession of all "instruments" (within the meaning of Article 9 of the UCC) not constituting part of "chattel paper" (within the meaning of such Article 9), which evidence any Contract to the Owner Trustee on behalf of the Trust on the Closing Date (or, if applicable, on the relevant Subsequent Transfer Date), in each case endorsed in blank without recourse. Pursuant to Section 3.05 of the Indenture, the Trust is required to deliver such instruments to the Indenture Trustee as pledgee under the Indenture. Accordingly, the Trust hereby authorizes and directs the Originator and the Trust Depositor to deliver possession of any such instruments to the Indenture Trustee on behalf of and for the account of the Trust, and agrees that such delivery shall satisfy the condition set forth in the first sentence of this Section 2.06. The Originator and the Trust

Depositor shall also identify on the List of Contracts (including any deemed amendment thereof associated with any Substitute Contracts), whether by attached schedule or marking or other effective identifying designation, all Contracts which are or are evidenced by such instruments.

                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

           The Originator makes, and upon execution of each Subsequent
Purchase Agreement is deemed to make, the following representations and warranties, on which the Trust Depositor will rely in conveying the Contract Assets on the Closing Date (and on any Subsequent Transfer Date) to the Trust, and on which the Trust, the Noteholders and Certificateholder will rely. The Trust Depositor acknowledges that such representations and warranties are being made by the Originator for the benefit of the Trust.

                  Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Contract Assets to the Trust. The repurchase obligation or substitution obligation of the Originator set forth in Section 11.01 constitutes the sole remedy available for a breach of a representation or warranty of the Originator set forth in Sections 3.01, 3.02, 3.03, 3.04 or 3.05 of this Agreement. Notwithstanding the foregoing, the Originator shall not be deemed to be remaking any of the representations set forth in Section 3.03 or 3.05 on a Subsequent Transfer Date with respect to the Substitute Contracts, as such representations relate solely to the composition of the Initial Contracts conveyed on the Closing Date, provided that any inaccurate representation as to concentrations contained in any Addition Notice shall be subject to the same remedies hereunder as if such representation were made under Section 3.05 on the Closing Date with respect to an Initial Contract.

                  SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE ORIGINATOR. By its execution of this Agreement and each Subsequent Purchase Agreement, the Originator represents and warrants that:

                           (a) ORGANIZATION AND GOOD STANDING. The Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power to own or lease its assets and to transact the business in which it is currently engaged. The Originator is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Originator or Trust Depositor. The Originator is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction in order to originate, and (if the Originator is to be the Servicer) service the Contracts in accordance with the terms of this Agreement.

                           (b) AUTHORIZATION; BINDING OBLIGATION. The Originator has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Originator is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Originator is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Originator is a party. This Agreement and the other Transaction Documents to which the Originator is a party constitute the legal, valid and binding obligation of the Originator enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                           (c) NO CONSENT REQUIRED. The Originator is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Originator is a party.

                           (d) NO VIOLATIONS. The Originator's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Originator is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Originator, or constitute (with or without notice or lapse of time or both) a material breach of any mortgage, indenture, contract or other agreement to which the Originator is a party or by which the Originator or any of the Originator's properties may be bound.

                           (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Originator threatened, against the Originator or any of its respective properties or with respect to this Agreement or any other Transaction Document to which the Originator is a party which, if adversely determined, would in the opinion of the Originator have a material adverse effect on the business, properties, assets or condition (financial or other) of the Originator or the transactions contemplated by this Agreement or any other Transaction Document to which the Originator is a party.

                           (f) PLACE OF BUSINESS; NO CHANGES; NO TRADE NAMES. The Originator's sole place of business or chief executive office (within the meaning of Article 9 of the UCC) is as set forth in Section
         13.04 below. The Originator has not changed its name as set forth herein, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed the location of its chief executive office, within the four months preceding the Closing Date (or Subsequent Transfer Date, as applicable, except in accordance with the requirements of Section 4.03). The legal name of the Originator is as set forth in this Agreement and, within the five years preceding the Closing Date, the Originator has not used, and currently does not use, any trade names, fictitious names, assumed names, or "doing business as" names.

                           (g) NO BULK SALES. The execution, delivery and performance of this Agreement by the Originator does not require compliance with any "bulk sales" laws by the Originator.

                           (h) SOLVENCY. The Originator on each date of and, after giving effect to the transfer of the Contracts and any Substitute Contracts, as the case may be, to the Trust Depositor pursuant to the transfer agreement, dated as of the date hereof, between the Originator and the Trust Depositor, is Solvent.

                           (i) USE OF PROCEEDS. No proceeds of the sale of any Initial Contract or Substitute Contract hereunder received by the Originator will be used by the Originator to purchase or carry any "margin stock" as such term is defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                           (j) NOT AN INVESTMENT COMPANY. The Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (or the Originator is exempt from all provisions of such Act).

                           (k) TAXES. To the best of the Originator's knowledge,
         (i) the Originator has filed all tax returns required to be filed in the normal course of its business and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Originator or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings, (ii) no tax lien has been filed with respect thereto, and (iii) no claim is being asserted with respect to any such tax, fee or other charge.

                           (l) SALE TREATMENT. The Originator has treated the transfer of Contract Assets to the Trust Depositor for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents, except to the extent applicable tax laws require otherwise.

                           (m) MARKING OF FILES. The Originator will have, at its own expense, prior to the close of business on the Closing Date,
         (i) indicated in its Computer Records that ownership of the Contracts transferred by it to the Trust Depositor and identified on the List of Contracts have been sold to the Trust Depositor and (ii) affixed to the original copy of each Contract the following legend:

                           This Contract/Note is subject to a security interest granted to the ORIX Credit Alliance Receivables Trust 2000-A. UCC-1 Financing Statements covering this Contract/Note have been filed with the Secretary of State of the State of New Jersey. Such lien will be released only in connection with appropriate filings in such offices. Consequently, potential purchasers of this Contract/Note must refer to such filings to determine whether such lien has been released.

                           (n) SECURITY INTEREST. The Originator has granted a security interest (as defined in the UCC) to the Trust Depositor, in the Contract Assets, which is enforceable in accordance with applicable law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Trust Depositor as secured party and the Originator as debtor, the Trust Depositor shall have a first priority perfected security interest in the Contract Assets (except for any Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Trust Depositor in the Contract Assets have been made.

                           (o) YEAR 2000 STATUS. (i) Any reprogramming required to permit the proper functioning during and following the year 2000 of the Servicer's computer systems has been completed and (ii) the information set forth in the Prospectus under "ORIX Credit Alliance, Inc. -- Year 2000 Readiness Disclosure" is accurate in all material respects.

                           (p) SECURITY INTEREST IN EQUIPMENT. The Equipment securing the Contracts is located in the states listed on Schedule 1 to this Agreement. The Trust Depositor has a perfected security interest in the Equipment and, upon the sale, transfer and assignment of the Contract Assets hereunder, the Trust will have a perfected security interest in the Equipment.

                           (q) TITLE. If a Contract is a lease of Equipment subject to certificate of title statutory requirements, the title is held either in the name of the lessee and the certificate of title indicates the Originator as lienholder or in the name of the Originator as Lessor.

                           (r) SELECTION PROCEDURES. No selection procedures determined by the Originator to be materially adverse to the interests of the Trust Depositor were utilized by the Originator in selecting the Contracts to be sold, assigned, transferred, set-over and otherwise conveyed hereunder.

                           (s) NO LIENS. The Trust Depositor owns each Contract Asset to be sold by it hereunder free and clear of any Liens except as provided herein, and upon the sale, transfer or assignment hereunder, the Trust shall (i) become the owner of each Contract Asset then existing or thereafter arising, free and clear of any Lien except as provided herein or (ii) acquire a first priority perfected security interest in such Contract Asset. No effective financing statement or other instrument similar in effect covering any Contract Asset or the Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Trust relating to this Agreement or otherwise as provided under the Transfer and Servicing Agreement.

                           (q) VALUE GIVEN. The cash payments received by the Trust Depositor in respect of the purchase price of each Contract sold hereunder constitutes reasonably equivalent value in consideration for the transfer to the Trust of such Contract under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Originator to the Trust Depositor, and such transfer was not and is not voidable or subject to avoidance under any Insolvency Law.

                  SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT AND AS TO CERTAIN CONTRACTS IN THE AGGREGATE. The Originator represents and warrants (x) with respect to subsections (a)-(c) below, as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date, and as of each Subsequent Transfer Date with respect to each Substitute Contract, and (y) with respect to subsections (d)-(f) below, as to the Contracts Pool in the aggregate as of the Closing Date, and as of each Subsequent Transfer Date with respect to Substitute Contracts (after giving effect to the addition of such Substitute Contracts to the Contracts Pool), that:

                           (a) LIST OF CONTRACTS. The information set forth in the List of Contracts (as the same may be amended or deemed amended in respect of a conveyance of Substitute Contracts on a Subsequent Transfer Date) is true, complete and correct as of the applicable Cutoff Date.

                           (b) ELIGIBLE CONTRACT. Such Contract satisfies the criteria for the definition of Eligible Contract set forth in this Agreement as of the date of its conveyance hereunder.

                           (c) NO "TRUE LEASES". No Contract constituting a Lease is a "true lease" as distinguished from a financing lease.

                           (d) NO FRAUD. Each Contract was originated without any fraud or material misrepresentation by the Originator or, to the best of the Originator's knowledge, on the part of the Obligor or the Vendor.

                           (e) CONTRACTS SECURED BY FIXTURES. No material portion of the Pool Balance of the Contracts Pool consists of Contracts secured by Equipment constituting fixtures.

                           (f) CONTRACTS SECURED BY OTHER REAL PROPERTY. No material portion of the Pool Balance of the Contracts Pool consists of Contracts additionally secured by other real property (exclusive of or in addition to Equipment constituting fixtures).

                  SECTION 3.03. REPRESENTATIONS AND WARRANTIES REGARDING THE INITIAL CONTRACTS IN THE AGGREGATE. The Originator represents and warrants, as of the Closing Date, that:

                           (a) AMOUNTS. The Pool Balance of the Contracts as of the Initial Cutoff Date equals the sum of the principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Certificates on the Closing Date.

                           (b) CHARACTERISTICS. The Initial Contracts have the following additional characteristics: (i) no Contract has a remaining maturity of more than 84 months; (ii) the final scheduled Distribution
         Date on the Contract with the latest maturity is not later than     ,
         20       ; (iii) no Contract was originated after the Initial Cutoff
         Date; (iv) not more than    % of the Initial Contracts (as measured by
         the Pool Balance) provide for Scheduled Payments due on a basis other than monthly; and (v) the weighted average yield (APR) of the Contracts as of the Initial Cutoff Date is greater than the sum as of the Closing Date of (A) the weighted average interest rates on the Notes and (B) the Servicing Fee Percentage (which includes therein the amounts allocable to the fees and expenses of the Trustees).

                  SECTION 3.04. REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES. The Originator represents and warrants as of the Closing Date with respect to the Initial Contracts (or as of the Subsequent Transfer Date, with respect to Substitute Contracts), that (i) immediately prior to such date (as applicable), the Originator had possession of each original Contract and the related complete Contract File, and there were no other custodial agreements relating to the same in effect; (ii) each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; (iii) all blanks on any form have been properly filled in and each form has otherwise been correctly prepared; and (iv) the complete Contract File for each Contract is in the possession of the Servicer.

                  SECTION 3.05. REPRESENTATIONS AND WARRANTIES REGARDING CONCENTRATIONS OF INITIAL CONTRACTS. The Originator represents and warrants as of the Closing Date, as to the composition of the Initial Contracts in the Contracts Pool as of the Initial Cutoff Date, that:

         (i) the Pool Balance of all End-User Contracts with Obligors who finance, lease or are related to Equipment used in the trucking industry (measured by the Pool Balance as of the date
                  of determination) does not exceed     % of the aggregate
                  Principal Balance of the Contracts Pool;

         (ii) the Pool Balance of all End-User Contracts with Obligors who comprise the ten (10) largest Obligors (measured by the Pool
                  Balance as of the date of determination) does not exceed     %
                  of the aggregate Principal Balance of the Contracts Pool;

         (iii) the aggregate Principal Balance of all full recourse and partial recourse Contracts purchased by the Originator from any single Vendor or affiliated group of Vendors will not
                  exceed     % of the aggregate Principal Balance of the
                  Contracts Pool;

         (iv)     the aggregate Principal Balance of all Contracts of each
                  Obligor or affiliated group of Obligors shall not exceed     %
                  of the aggregate Principal Balance of the Contracts Pool; and

         (v) the Pool Balance of all End-User Contracts with Obligors located in a single State of the United States does not exceed
                     % of the aggregate Principal Balance of the Contracts Pool.

                  SECTION 3.06. REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR. By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Trust, the Indenture Trustee, the Noteholders and the Certificateholder that:

                           (a) CONFIRMATION OF THE ORIGINATOR'S REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 3.01, Section 3.02, Section 3.03, Section 3.04 and Section 3.05 of this Agreement and in the OCAI Transfer Agreement are true and correct.

                           (b) ORGANIZATION AND GOOD STANDING. The Trust Depositor is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Trust Depositor or the Trust.

                           (c) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Trust Depositor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. This Agreement and the related Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Assets from the Trust Depositor to the Trust, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                           (d) NO CONSENT REQUIRED. The Trust Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

                           (e) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any Requirement of Law applicable to the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

                           (f) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) which, if adversely determined, would in the reasonable judgment of the Trust Depositor have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

                           (g) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" laws by the Trust Depositor.

                           (h) SOLVENCY. The Trust Depositor, at the time of and after giving effect to each conveyance of Trust Assets hereunder, is Solvent on and as of the date thereof.

                           (i) TAXES. The Trust Depositor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

                           (j) PLACE OF BUSINESS; NO CHANGES. The Trust
         Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in Section 13.04 below. The Trust Depositor has not changed its name, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

                           (k) NOT AN INVESTMENT COMPANY. The Trust Depositor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (or the Trust Depositor is exempt from all provisions of such Act).

                           (l) SALE TREATMENT. The Trust Depositor has treated the transfer of Contract Assets to the Trust Depositor for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents, except to the extent applicable tax laws require otherwise.

                           (m) SECURITY INTEREST. The Trust has granted a security interest (as defined in the UCC) to the Indenture Trustee in the Contract Assets that is enforceable in accordance with applicable law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Indenture Trustee as secured party and the Trust as debtor, the Indenture Trustee shall have a first priority perfected security interest in the Contract Assets (except for Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of both the Indenture Trustee and the Trust in the Contract Assets have been made.

Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Substitute Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust.

                  SECTION 3.07. REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER. The Servicer represents and warrants to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder that:

                           (a) ORGANIZATION AND GOOD STANDING. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Trust. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms hereof.

                           (b) AUTHORIZATION; BINDING OBLIGATIONS. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.


                           (c) NO CONSENT REQUIRED. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

                           (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any Requirements of Law applicable to the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

                           (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, or any other Transaction Document to which the Servicer is a party which, if adversely determined, would in the reasonable judgment of the Servicer have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Trust or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

                           (f) REPORTS. All reports, certificates and other written information furnished by the Servicer with respect to the Contracts are correct in all material respects.

                                  ARTICLE FOUR

                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

                  SECTION 4.01. CUSTODY OF CONTRACTS. The contents of each Contract File shall be held in the custody of the Custodian under the Custodian Agreement for the benefit of, and as agent for, the Indenture Trustee.

                  SECTION 4.02. FILING. On or prior to the Closing Date, the Originator, Trust Depositor and Servicer shall cause the UCC financing statement(s) referred to in Section 2.02(x) hereof to be filed, and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee may reasonably request (it being understood and agreed that the Indenture Trustee is under no duty to make any such request) to perfect and protect the Trust's first priority perfected interest in the Trust Assets against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

                  SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, none of the Originator, the Servicer and the Trust Depositor shall change its name, identity or structure or relocate its chief executive office without first giving at least 30 days' prior written notice to the Owner Trustee and the Indenture Trustee.

                  (b) If any change in either the Servicer's, the Originator's or the Trust Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Contract Asset seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer and/or the Originator, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust's interests in the Trust Assets and the proceeds thereof. In addition, neither the Originator, the Servicer nor the Trust Depositor shall change the place of its chief executive office (within the meaning of Article 9 of the UCC) unless it has first taken such action as is advisable or necessary to preserve and protect the Trust's interest in the Trust Assets. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee an Opinion of Counsel reasonably acceptable to the Owner Trustee and the Indenture Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Owner Trustee in the trust corpus have been filed, and reciting the details of such filing.

                  SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, and subject to the other terms and provisions herein relating to changes in location, the Originator will maintain its chief executive office in one of the States of the United States.

                  SECTION 4.05. COSTS AND EXPENSES. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustees' and Trust's right, title and interest in and to the Contract Assets (including, without limitation, the security interest in the Equipment related thereto and the security interests provided for in the Indenture).

                  SECTION 4.06. SALE TREATMENT. The Trust Depositor shall treat the transfer of Trust Assets made hereunder for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents. Notwithstanding the preceding sentence, for federal income tax purposes the transfer of Trust Assets by the Trust Depositor hereunder shall not be treated as a sale and purchase for federal income tax purposes so long as the Trust is disregarded as a separate entity pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii).



                  SECTION 4.07. SEPARATENESS FROM TRUST DEPOSITOR. The Originator agrees to take or refrain from taking or engaging in with respect to the Trust Depositor, as applicable, each of the actions or activities specified in the "substantive consolidation" opinion of Sullivan & Cromwell (including any certificates of the Originator attached thereto) delivered on the Closing Date, upon which the conclusions therein are based.

                                  ARTICLE FIVE

                             SERVICING OF CONTRACTS

                  SECTION 5.01. APPOINTMENT AND ACCEPTANCE; RESPONSIBILITY FOR CONTRACT ADMINISTRATION. OCAI is hereby appointed as Servicer and custodian (as contemplated in Article IV hereof) pursuant to this Agreement. OCAI accepts the appointment and agrees to act as the Servicer and custodian pursuant to this Agreement and also as custodian pursuant to the Custodian Agreement.

                  The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Owner Trustee, at the written request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate in the opinion of the Owner Trustee to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer is hereby appointed the servicer hereunder until such time as any Servicer Transfer may be effected under Article VIII.

                  SECTION 5.02. GENERAL DUTIES. The Servicer will service, administer and enforce the Contracts in the Contracts Pool on behalf of the Trust and will have full power and authority to do any and all things in connection with such servicing and administration which it deems necessary or desirable and as shall not contravene the provisions of this Agreement. The Servicer will manage, service, administer, and make collections on the Contracts in the Contracts Pool with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable contracts that it services for itself or others. The Servicer's duties will include collection and posting of all payments, responding to inquiries of Obligors regarding the Contracts in the Contracts Pool, investigating delinquencies, accounting for collections, furnishing monthly and annual statements with respect to collections and payments in accordance with Article Nine hereof and with its customary standards, policies and procedures, and using its best efforts to maintain the perfected first priority security interest of the Indenture Trustee in the Trust Assets. The Servicer will follow its customary standards, policies, and procedures and will have full power and authority, acting alone (and consistent with its customary standards, policies and procedures, in its own name), to do any and all things in connection with such managing, servicing, administration, and collection, including, without limitation, litigation that it deems necessary or desirable. If the Servicer commences a legal proceeding to enforce a Defaulted Contract pursuant to Section 5.15 or commences or participates in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Contract in the Contracts Pool, the Trust will be deemed to have automatically assigned such Contract to the Servicer immediately prior to commencement of any such legal proceeding, for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust, pursuant to this Section 5.02, to execute and deliver, on behalf of itself and the Trust, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceedings. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, then the Owner Trustee will, at the Servicer's expense and direction, take steps on behalf of the Trust to enforce the Contract, including bringing suit in the Trust's name.

                  SECTION 5.03. CONSENT TO ASSIGNMENT OR REPLACEMENT. At the request of an Obligor, the Servicer may in its sole discretion consent to the assignment of the related Contract or the sublease of a unit of the Equipment relating to a Contract, so long as such Obligor remains liable for all of its obligations under such Contract. Upon the request of any Obligor, the Servicer may, in its sole discretion, provide for the substitution or replacement of any unit of Equipment for a substantially similar unit of Equipment, so long as such Obligor remains liable for all of its obligations under such Contract.

                  SECTION 5.04. DISPOSITION UPON TERMINATION OF CONTRACT. Upon the termination of a Contract included in the Contracts Pool as a result of a default by the Obligor thereunder, and upon any such Contract becoming a Defaulted Contract, the Servicer will use commercially reasonable efforts to dispose of any related Equipment. Without limiting the generality of the foregoing, the Servicer may dispose of any such Equipment by purchasing such Equipment or by selling such Equipment to any of its Affiliates for a purchase price equal to the fair market value thereof as reasonably determined by the Servicer. The Servicer will deposit any Prepayments of any such disposition in accordance with Section 7.01.

                  SECTION 5.05. SUBSERVICERS. The Servicer may enter into servicing agreements with one or more subservicers (including any Affiliate of the Servicer) to perform all or a portion of the servicing functions on behalf of the Servicer; provided that the Servicer shall remain obligated and be liable to the Trust for servicing and administering the Contracts in the Contracts Pool in accordance with the provisions of this Agreement without diminution of such obligation and liability by virtue of the appointment of such subservicer, to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering such Contracts. The fees and expenses of the subservicer (if any) will be as agreed between the Servicer and its subservicer and neither the Owner Trustee, the Trust, the Indenture Trustee nor the Holders will have any responsibility therefor. All actions of a subservicer taken pursuant to such a subservicer agreement will be taken as an agent of the Servicer with the same force and effect as though performed by the Servicer.

                  SECTION 5.06. FURTHER ASSURANCE. The Owner Trustee and the Indenture Trustee will, at the written request of the Servicer, furnish the Servicer, and the Servicer will furnish any subservicer, with any powers of attorney and other documents necessary or appropriate to enable the Servicer or a subservicer, as applicable, to carry out its servicing and administrative duties under this Agreement, the forms of which documents shall be prepared by the Servicer and submitted for execution to the Owner Trustee or the Indenture Trustee, as the case may be. The Servicer shall not, nor shall the Servicer permit any sub-servicer to, initiate any action in the Indenture Trustee's name if such action were to require the Indenture Trustee to become registered to do business in any state in which it was not already registered and without both obtaining the Indenture Trustee's written consent and indicating the Servicer's or such sub-servicer's representative capacity.

                  SECTION 5.07. NOTICE TO OBLIGORS. The Servicer will not be required to notify any Obligor that such Obligor's Contract or related Equipment, or any security interest in such Contract or such Equipment, has been sold, transferred, assigned, or conveyed pursuant to this Agreement; provided that, in the event that the Servicer resigns or is replaced, then if the place for payment pursuant to any Contract is changed, the Successor Servicer must give each related Obligor prompt written notice of the appointment of the Successor Servicer and the place to which such Obligor should make payments pursuant to each such Contract.

                  SECTION 5.08. COLLECTION EFFORTS; MODIFICATION OF CONTRACTS.
(a) The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Contracts in the Contracts Pool as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable contracts that it services for itself or others.

                  (b) The Servicer may, subject to Sections 5.09 and 5.10, at the request of an Obligor and at the Servicer's option, waive, modify or otherwise vary any other provision of a Contract in accordance with its customary and usual credit and collection practices; provided, that no such waiver, modification or variance shall (except as provided in Sections 5.09, 5.10 and 5.15), without the consent of each Rating Agency,

                           (i) have the effect of accelerating, delaying or extending the date for or the amount of any payment of Scheduled Payments with respect to such Contract;

                           (ii) be inconsistent with the servicing standards set forth in Section 5.02; or

                           (iii) have a material adverse effect on the interests of any of the Trust, the Trustees or the Securityholders.


Notwithstanding the foregoing, to the extent consistent with the Servicer's customary and usual credit and collection practices, (A) the Servicer may grant extensions or adjustments on any Contract; provided, however, that if the Servicer (i) extends a Contract by more than three months in any calendar year,
(ii) extends a Contract more than twice in the life of such Contract, (iii) reduces the frequency of periodic payments under a Contract, (iv) reduces the unpaid principal balance or the rate of interest with respect to a Contract, or
(v) extends a Contract in manner that is inconsistent with the Servicer's customary and usual credit and collection practices, the Servicer shall purchase the affected Contract no later than the next succeeding Determination Date by either (a) depositing the unpaid Principal Balance of the Contract (plus any related Unreimbursed Servicer Advances (unless the Servicer effectively waives and releases its rights with respect to such Servicer Advances) and plus accrued and unpaid interest) in the Collection Account, or (b) transferring a Substitute Contract to the Trust in exchange for such Contract and (B) the Servicer may grant waivers on any contract that release or subordinate the Trust's interest in a portion of the Equipment and/or any additional collateral that is specifically identified in the Contract documents, and/or release obligors, guarantors, and assignors of a Contract, provided that immediately thereafter the related Contract continues to meet the Servicer's customary and usual underwriting standards and the remaining portion of the Equipment and/or any additional collateral that is specifically identified in the documents for such Contract is equal in value, as determined in accordance with the Servicer's normal valuation procedures, to at least 120% of the outstanding Principal Balance of such contract and the Trust Depositor's interest therein continues to be perfected. The Servicer shall, in accordance with its customary and usual credit and collection policies, have the right to release or subordinate OCAI's interest in additional collateral (which does not include the financed Equipment) if such additional collateral is not specifically identified in the Contract documents. Additionally, notwithstanding the foregoing, the Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing any Contract in the Contracts Pool.

                  SECTION 5.09. PREPAID CONTRACT. The Servicer may, at its option and in accordance with its customary and usual credit and collection practices, agree to permit a Contract in the Contracts Pool that is not otherwise contractually prepayable by its terms to (a) prepay in part or (b) become a Prepaid Contract (which shall not include a Contract that becomes an Prepaid Contract due to a Casualty Loss); provided that the Servicer will not permit the early termination or full prepayment of such a Contract unless (i) such early termination or full prepayment would not result in the Trust receiving an amount (the "Prepayment Amount") less than the sum of (A) the outstanding Principal Balance on the date of such prepayment plus any accrued and unpaid interest payments thereon and (B) any Unreimbursed Servicer Advances thereon (unless effectively waived and released by the Servicer), or (ii) if such early termination or full prepayment would result in the Trust receiving a Prepayment Amount less than the amount set forth in clause (i), either the Vendor or the Originator shall have agreed to pay the Trust the difference between the Prepayment Amount actually paid and the amount set forth in clause
(i) (such payment by the Vendor or Originator also to be considered a "Prepayment Amount"). At the option of the Originator, the Servicer may use the Prepayment Amount to purchase a Substitute Contract for such Prepaid Contract from the Originator. The Servicer shall apply each partial prepayment in accordance with its customary and usual credit and collection policies.

                  SECTION 5.10. ACCELERATION. The Servicer, in its sole discretion, may accelerate (or elect not to accelerate) the maturity of all or any Scheduled Payments under any Contract in the Contracts Pool under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period); provided that the Servicer is required to accelerate the Scheduled Payments due under any Contract in the Contracts Pool (and take other action in accordance with the Originator's past practice, including repossessing the related Equipment, to realize upon the value of such Contract and the related Equipment) to the fullest extent permitted by the terms of such Contract, promptly after such Contract becomes a Defaulted Contract.

                  SECTION 5.11. TAXES. To the extent provided for in any Contract in the Contracts Pool, the Servicer will make reasonable efforts to collect (or cause to be collected) all payments with respect to amounts due for taxes and assessments relating to such Contracts or the Equipment and remit such amounts to the appropriate Governmental Authority on or prior to the date such payments are due.

                  SECTION 5.12. INSURANCE PREMIUMS. To the extent provided for in any Contract in the Contracts Pool, the Servicer will make reasonable efforts to collect (or







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
cause to be collected) all payments with respect to amounts due for insurance premiums relating to such Contracts or the Equipment and remit such amounts to the appropriate insurer on or prior to the date such payments are due.

                  SECTION 5.13. REMITTANCES. The Servicer will service all Collections in accordance with Section 7.01 hereof.

                  SECTION 5.14. SERVICER ADVANCES. For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) which was due and payable pursuant to a Contract in the Contracts Pool during such Collection Period was not received prior to the end of such Collection Period, the Servicer has the right to elect, but is not obligated, to make a Servicer Advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof) if the Servicer reasonably believes that the advance will be reimbursed by the related Obligor. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (New York City time) on the related Transfer Date, in immediately available funds. The Servicer will be entitled to be reimbursed for Servicer Advances pursuant to Sections 7.05(a) and 7.05(b).

                  SECTION 5.15. REALIZATION UPON DEFAULTED CONTRACT. The Servicer will use its best efforts consistent with its customary and usual credit and collection practices and procedures in its servicing of contracts to repossess or otherwise comparably convert the ownership of any Equipment relating to a Defaulted Contract and will either act as sales agent for Equipment which it repossesses or retain a sales agent consistent with its current practices. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of contracts and other actions by the Servicer in order to realize upon such Equipment, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and repossessing and selling such Equipment at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, the Servicer may sell any such Equipment to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof. In any case in which any such Equipment has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Equipment unless it determines in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Liquidation Proceeds received in connection with the sale or disposition of Equipment relating to a Defaulted Contract in accordance with Section 7.01.

                  SECTION 5.16. MAINTENANCE OF INSURANCE POLICIES. The Servicer will use its best efforts to ensure that each Obligor maintains an Insurance Policy with respect to the related Equipment in an amount at least equal to the sum of the Original Principal

Balance of the related Contract in the Contracts Pool; provided that the Servicer, in accordance with its customary servicing procedures, may allow Obligors to self-insure. Additionally, the Servicer will require that each Obligor maintain property damage insurance and, in the case of Leases, also liability insurance, during the term of each Contract in the Contracts Pool in amounts and against risks customarily insured against. If an Obligor fails to maintain property damage insurance, the Servicer may, but is under no obligation to, purchase and maintain such insurance on behalf of, and at the expense of, the Obligor in accordance with the Servicer's customary practices and policies. In connection with its activities as Servicer of the Contracts, the Servicer agrees to present, on behalf of itself, the Trust, the Indenture Trustee and the Holders, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Contract and the Servicer's customary practice and policies.

          SECTION 5.17. OTHER SERVICER COVENANTS. The Servicer hereby covenants that:

                           (a) CONTRACT FILES. The Servicer will, at its own cost and expense, maintain all Contract Files in accordance with its customary procedures. Without limiting the generality of the preceding sentence, the Servicer will not dispose of any documents constituting the Contract Files in any manner which is inconsistent with the performance of its obligations as the Servicer pursuant to this Agreement and will not dispose of any Contract except as contemplated by this Agreement.

                           (b) COMPLIANCE WITH LAW. The Servicer will comply, in all material respects, with all laws and regulations of any Governmental Authority applicable to the Servicer or the Contracts in the Contracts Pool and related Equipment and Contract Files or any part thereof; provided that the Servicer may contest any such law or regulation in any reasonable manner which will not materially and adversely affect the value of (or the rights of the Trust on behalf of the Holders or the Indenture Trustee on behalf of the Noteholders, with respect to) the Trust Assets.

                           (c) OBLIGATIONS WITH RESPECT TO CONTRACTS;
         MODIFICATIONS. The Servicer will duly fulfill and comply with, in all material respects, all obligations on the part of the Trust Depositor to be fulfilled or complied with under or in connection with each Contract in the Contracts Pool and will do nothing to impair the rights of the Indenture Trustee and the Holders in, to and under the Trust Assets. The Servicer will perform such obligations under the Contracts in the Contracts Pool and will not change or modify the Contracts, except as otherwise permitted hereby.

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
                           (d) NO BANKRUPTCY PETITION. Prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, the Servicer will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 5.17(d) will survive the termination of this Agreement.

                           (e) LOCATION OF CONTRACT FILES. The Contract Files shall remain at all times in the possession of the Servicer.

                  SECTION 5.18. SERVICING COMPENSATION. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in Section 5.19, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Collection Period (or portion thereof) prior to the termination of the Trust (with respect to each Collection Period, the "Servicing Fee") equal to one-twelfth of the product of (A) the Servicing Fee Percentage and (B) the Pool Balance of the Contracts Pool as of the first day of such Collection Period. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any Servicing Fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any Successor Servicer to act as Successor Servicer under this Agreement and the transactions set forth or provided for herein.

                  SECTION 5.19. PAYMENT OF CERTAIN EXPENSES BY SERVICER. The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, the Owner Trustee (including with respect to an administrator acting on behalf of the Owner Trustee and the Issuer), the Indenture Trustee, taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Trust or the Trust Depositor, provided, however such amounts with respect to the Owner Trustee, Indenture Trustee and independent accountants shall only be payable by the Servicer prior to an Event of Default. The Servicer will be required to pay all reasonable fees and expenses (including, without limitation, legal fees and expenses) owing to the Owner Trustee or the Indenture Trustee in connection with the maintenance of the Trust Accounts. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment or reimbursement therefor other than the Servicing Fee, and the reimbursement for Liquidation Expenses, to the extent funds are available therefor as provided in the definition of Liquidation Expenses.

                  SECTION 5.20. RECORDS. The Servicer shall, during the period it is Servicer hereunder, maintain such books of account and other records as will enable the Owner Trustee and the Indenture Trustee to determine the status of each Contract.

                  SECTION 5.21. INSPECTION. (a) At all times during the term hereof, the Servicer shall afford the Owner Trustee and the Indenture Trustee and their respective authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Owner Trustee or the Indenture Trustee, or such authorized agents, and allow copies of the same to be made. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Owner Trustee or the Indenture Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Computer Records and other records relating thereto for conformity to Monthly Reports prepared pursuant to Article Nine and compliance with the standards represented to exist as to each Contract in this Agreement.

                  (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by Securityholders.

                  (c) The Servicer shall, if given reasonable notice by the Indenture Trustee after the end of any Collection Period, provide the Indenture Trustee with a copy of the Computer Record.

                  SECTION 5.22. TRUSTEES TO COOPERATE IN RELEASES. At the same time as (i) any Contract becomes a Prepaid Contract and in connection therewith the Equipment related to such Prepaid Contract is sold, or (ii) the Servicer substitutes or replaces any unit of Equipment as contemplated in Section 5.03 (such events in subsections (i) and (ii) to be certified to the Indenture Trustee by an Authorized Officer of the Servicer), the Owner Trustee, on behalf of the Trust, and the Indenture Trustee, on behalf of the Noteholders, will to the extent requested in writing by the Servicer release the Trust's interest in the Equipment relating to such Expired Lease or Prepaid Contract or such substituted or replaced Equipment, as the case may be; provided that such release will not constitute a release of the Trust's interest in the proceeds of such sale (other than with respect to Equipment that is replaced pursuant to Section 5.03). In connection with any sale of such Equipment, the Owner Trustee, on behalf of the Trust, and the Indenture Trustee will execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may request in writing in order to effect such release and transfer; provided that neither the Owner Trustee nor the Indenture Trustee will make any representation or warranty, express or implied, with respect to any such Equipment in connection with such sale or transfer and assignment. Nothing in this Section 5.22 shall diminish the Servicer's obligations pursuant to Section 7.01 with respect to the proceeds of any such sale.

                                   ARTICLE SIX

                        COVENANTS OF THE TRUST DEPOSITOR

                  SECTION 6.01. CORPORATE EXISTENCE. During the term of this Agreement, the Trust Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Trust Depositor and its Affiliates will be conducted on an arm's-length basis.

                  SECTION 6.02. CONTRACTS NOT TO BE EVIDENCED BY PROMISSORY NOTES. The Trust Depositor will take no action to cause any Contract not originally evidenced by an instrument as described in Section 2.06 hereof, to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Contract.

                  SECTION 6.03. SECURITY INTERESTS. The Trust Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract in the Contracts Pool or related Equipment, whether now existing or hereafter transferred to the Trust, or any interest therein. The Trust Depositor will immediately notify the Owner Trustee and the Indenture Trustee of the existence of any Lien on any Contract in the Contracts Pool or related Equipment; and the Trust Depositor shall defend the right, title and interest of the Trust in, to and under the Contracts in the Contracts Pool and the related Equipment, against all claims of third parties; provided, however, that nothing in this Section 6.03 shall prevent or be deemed to prohibit the Trust Depositor from suffering to exist Permitted Liens upon any of the Contracts in the Contracts Pool or any related Equipment.

                  SECTION 6.04. DELIVERY OF COLLECTIONS. The Trust Depositor agrees to pay to the Servicer promptly (but in no event later than two Business Days after receipt) all Collections received by the Trust Depositor in respect of the Contracts in the Contracts Pool, for application in accordance with
Section 7.01.

                  SECTION 6.05. REGULATORY FILINGS. The Trust Depositor shall make any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or that the Trust Depositor deems advisable to comply with any federal or state securities or reporting requirements laws.

                  SECTION 6.06. COMPLIANCE WITH LAW. The Trust Depositor hereby agrees to comply in all material respects with all Requirements of Law applicable to the Trust Depositor.

                  SECTION 6.07. ACTIVITIES. The Trust Depositor shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement or the other Transaction Documents; provided, however, that the Trust Depositor may purchase and sell (or grant Liens in respect of) assets similar to the Contract Assets to other Persons in securitization or other non-recourse financing transactions involving the Originator or any of its Affiliates on terms and conditions (with respect to liabilities and restrictions on its activities, as well as restrictions on its interactions with the Originator or its Affiliates, relevant to the "bankruptcy remoteness" or "substantive consolidation" analysis relating to the Trust Depositor) substantially similar to the terms and conditions applicable to the Trust Depositor under the Transaction Documents so long as the Securityholders are not materially adversely affected thereby and the Rating Agency Condition is satisfied.

                  SECTION 6.08. INDEBTEDNESS. The Trust Depositor shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement, (ii) liabilities incident to the maintenance of its corporate existence in good standing or (iii) liabilities necessarily incurred to facilitate securitizations referred to in the proviso in Section 6.07.

                  SECTION 6.09. GUARANTEES. The Trust Depositor shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement
(other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise except in connection with the transactions described in Section 6.07.

                  SECTION 6.10. INVESTMENTS. The Trust Depositor shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Contracts from the Originator, (ii) for investments in

Eligible Investments in accordance with the terms of this Agreement or (iii) as may be necessary to facilitate securitizations referred to in the proviso in
Section 6.07. Without limiting the generality of the foregoing, the Trust Depositor shall not: (i) provide credit to any Securityholder for the purpose of enabling such Securityholder to purchase any Securities or (ii) lend any money to the Trust.

                  SECTION 6.11. MERGER; SALES. The Trust Depositor shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution) or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

                  SECTION 6.12. DISTRIBUTIONS. The Trust Depositor shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Trust Depositor or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Event of Default has occurred and is continuing and no Event of Default would occur as a result thereof or after giving effect thereto and the Trust Depositor would continue to be Solvent as a result thereof and after giving effect thereto, the Trust Depositor may declare and pay dividends on its capital stock.

                  SECTION 6.13. OTHER AGREEMENTS. The Trust Depositor shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement and the other Transaction Documents to which it is a party and any agreement relating to another securitization transaction permitted by Section 6.07; nor shall it amend or modify the provisions of its Certificate of Incorporation or issue any power of attorney except to the Owner Trustee, the Indenture Trustee or the Servicer except in accordance with the Transaction Documents.

                  SECTION 6.14. SEPARATE CORPORATE EXISTENCE. The Trust Depositor shall:

                           (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Trust Depositor will not be diverted to any other Person or for other than corporate uses of the Trust Depositor.

                           (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                           (iii) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Trust Depositor contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Trust Depositor and any of its Affiliates shall be only on an arm's length basis.

                           (iv) To the extent that the Trust Depositor and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                           (v) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

                           (vi) Take or refrain from taking, as applicable, each of the activities specified in the "substantive consolidation" opinion of Sullivan & Cromwell, delivered on the Closing Date, upon which the conclusions expressed therein are based.

                  SECTION 6.15. LOCATION; RECORDS. The Trust Depositor (x) shall not move outside the State of New Jersey, the location of its chief executive office, without 30 days' prior written notice to the Owner Trustee and the Indenture Trustee and (y) shall not move or permit the Servicer to move the location of the Contract Files from the location(s) thereof on the Closing Date, without 30 days' prior written notice to the Owner Trustee and the Indenture Trustee and (z) will promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Indenture Trustee in all Contracts in the Contracts Pool). The Trust Depositor will give the Owner Trustee and the Indenture Trustee prompt notice of a change within the State of New Jersey of the location of its chief executive office.

                  SECTION 6.16. LIABILITY OF TRUST DEPOSITOR; INDEMNITIES. The Trust Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Depositor under this Agreement.

                  The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, the Indenture Trustee and the Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, New Jersey personal property replacement privilege or license taxes (but, in the case of the Trust, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Trust or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificate or the Notes) and costs and expenses in defending against the same.

                  The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of the Trust Depositor's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

                  The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, and the Indenture Trustee, their officers, directors, agents and employees, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture and any other document or transaction contemplated in connection herewith or therewith, except to the extent that such cost, expense, loss, claim, damage or liability in the case of (i) the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee, or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, or (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee.

                  The Trust Depositor shall be liable directly to and will indemnify any injured party or any other creditor of the Trust for all losses, claims, damages, liabilities and expenses of the Trust to the extent that the Trust Depositor would be liable if the

Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Trust Depositor were a general partner; provided, however, that the Trust Depositor shall not be liable for any losses incurred by a Certificateholder in the capacity of an investor in the Certificate or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the immediately preceding sentence for which the Trust Depositor shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Trust Depositor under this paragraph shall be evidenced by the Certificate described in the Trust Agreement.

                  The Trust Depositor shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee, their officers, directors, agents and employees, from and against any loss, liability or expense incurred by reason of the Trust Depositor's or Trust's violation of federal or state securities laws in connection with the offering and sale of the Notes.

                  Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Trust Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Trust Depositor, without interest.

                  SECTION 6.17. BANKRUPTCY LIMITATIONS. The Trust Depositor shall not, without the affirmative vote of a majority of the members of the Board of Directors of the Trust Depositor (which must include the affirmative vote of at least two duly appointed Independent directors) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above; provided, however, that no director may be required by any shareholder of the Trust Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Trust Depositor so long as it is Solvent.

                  SECTION 6.18. LIMITATION ON LIABILITY OF TRUST DEPOSITOR AND OTHERS. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The

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
Trust Depositor and any director or officer or employee or agent of the Trust Depositor shall be reimbursed by the Indenture Trustee for any liability or expense incurred by reason of the Indenture Trustee's willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. The Trust Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                  SECTION 6.19. CHIEF EXECUTIVE OFFICE. During the term of this Agree ment, the Trust Depositor will maintain its chief executive office in one of the States of the United States.

                                  ARTICLE SEVEN

             ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND

                  SECTION 7.01. TRUST ACCOUNTS; COLLECTIONS. (a) On or before the Closing Date, the Trust Depositor shall establish the Collection Account, Note Distribution Account, Reserve Fund and the Spread Fund (each as herein defined), each in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholder, respectively. The Servicer and Indenture Trustee are hereby required to ensure that each of the Trust Accounts is established and maintained as an Eligible Deposit Account with a Qualified Institution. If any institution with which any of the accounts established pursuant to this Section 7.01(a) are established ceases to be a Qualified Institution, the Servicer, or if the Servicer fails to do so, the Indenture Trustee (as the case may be) shall within 10 Business Days establish a replacement account at a Qualified Institution after notice of such event. In no event shall the Indenture Trustee be responsible for monitoring whether such Eligible Institution shall remain a Qualified Institution.

                  (b) The Servicer shall deposit or cause to be deposited, without deposit into any intervening account, into the Collection Account not later than two Business Days following actual receipt of such remittance by the Servicer, all Collections on deposit with the Servicer in the form of available funds, and all Collections otherwise received by the Servicer.

                  (c) Notwithstanding Section 7.01(b), the Servicer shall deposit or cause to be deposited, on the Closing Date and on each Subsequent Transfer Date thereafter, in immediately available funds into the Collection Account, all Collections received after the applicable Cutoff Date and through and including the date two days preceding the Closing Date or Subsequent Transfer Date, as the case may be, in respect of Contracts being transferred to the Trust on such date.


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
                  (d) Notwithstanding Sections 7.01(b) and (c), the Servicer shall not be required to deposit or cause to be deposited Collections on any Contracts in the Contracts Pool on which (and to the extent that) the Servicer has previously made a Servicer Advance which has not been reimbursed, which amounts the Servicer may retain (as reimbursement of such Servicer Advance).

                  (e) Notwithstanding Sections 7.01(b) and (c), if (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Contract in the Contract Pool and such Collection was received by the Servicer in the form of a check which is not honored for any reason, or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

                  SECTION 7.02. RESERVE FUND DEPOSIT. On the Closing Date, the Owner Trustee, on behalf of the Trust Depositor, shall deposit the Reserve Fund Initial Deposit into the Reserve Fund from the net proceeds of the Securities.

                  SECTION 7.03. TRUST ACCOUNT PROCEDURES. If the Servicer so directs, in writing, the Indenture Trustee shall accept such directions as directions of the Trust and shall invest the amounts in the Trust Accounts in Qualified Eligible Investments of the type specified in such written direction that mature or are withdrawable not later than one Business Day prior to the next succeeding Distribution Date, except for investments in Section (vi) of the definition of Eligible Investments. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds. Any loss on such investments shall be deposited in the applicable Trust Account by the Servicer out of its own funds immediately as realized. Funds in the Trust Accounts not so invested must be insured to the extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Subject to the restrictions herein, the Indenture Trustee may purchase a Qualified Eligible Investment from itself or an Affiliate. Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this Section 7.03. All Investment Earnings on investments of funds in the Trust Accounts shall be deposited in the Collection Account pursuant to Section 7.01 and distributed on the next Distribution Date pursuant to Section 7.05. The Trust Depositor and the Trust agree and acknowledge that the Indenture Trustee is to have "control" (within the meaning of Section 8-102 of the UCC as enacted in New Jersey) of collateral comprised of "Investment Property" (within the meaning of Section 9-115 of the UCC as enacted in New Jersey) for all purposes of this Agreement. In the absence of timely written direction from the Servicer, the Indenture Trustee shall invest amounts in the Trust Accounts in Qualified Eligible Investments of the type specified in clause (vi) of the definition of Eligible Investments herein.

                  SECTION 7.04. SECURITYHOLDER DISTRIBUTIONS. (a) Each Noteholder and Certificateholder as of the related Record Date shall be paid on the next succeeding Distribution Date by check mailed to such Noteholder or Certificateholder at the address for such Noteholder or Certificateholder appearing on the Note Register or Certificate Register or by wire transfer if such Noteholder or Certificateholder provides written instructions to the Indenture Trustee, or Owner Trustee, respectively, at least ten days prior to such Distribution Date.

                  (b) The Indenture Trustee shall serve as the Paying Agent hereunder and shall make the payments to the Noteholders and Certificateholder required hereunder. The Indenture Trustee hereby agrees that all amounts held by it for payment hereunder will be held in trust for the benefit of the Noteholders and Certificateholder.

                  SECTION 7.05.  ALLOCATIONS AND DISTRIBUTIONS.

                  (a) Allocations and Distributions Prior to an Event of Default. On each Determination Date prior to an Event of Default, the Servicer, pursuant to written monthly payment instructions and notification, shall instruct the Indenture Trustee to withdraw, and on such Distribution Date the Indenture Trustee acting in accordance with such written instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to this Section and deposited to the Note Distribution Account (pursuant to Sections 3.01 and 8.02(b) of the Indenture) in order to make the following payments or allocations from the Available Amounts for such Distribution Date (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such Distribution Date have been made), in the following order of priority:

                           (i) pay to the Servicer, the amount of any Unreimbursed Servicer Advance;

                           (ii) pay to the Indenture Trustee the costs and expenses associated with the appointment of a Successor Servicer and the transition relating thereto (which amount shall not, taken in the aggregate with all other amounts withdrawn for such purpose, exceed $100,000);


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
                           (iii) pay to the Servicer, the monthly Servicing Fee for the preceding monthly period together with any amounts in respect of the Servicing Fee that were due in respect of prior monthly periods that remain unpaid; provided, however, the Indenture Trustee shall be permitted to deduct from such amount and apply to its own account any accrued and unpaid fees, unpaid expenses or indemnity payments due and unpaid to the Indenture Trustee under the Indenture if the Servicer shall fail to make timely payment of such amounts to the Indenture Trustee; and provided, further, however, in no event shall the Indenture Trustee be entitled to deduct at this priority level amounts with respect to a monthly fee and expenses in excess of $25,000 per month;

                           (iv) pay to the Indenture Trustee on behalf of the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders an amount equal to interest accrued in respect of the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes at the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate and Class A-4 Interest Rate, respectively, for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available Amounts shall be allocated to each Holder of a Class A Note pro rata based upon the outstanding Principal Amount thereof;

                           (v) pay to the Indenture Trustee on behalf of the Class B Noteholders an amount equal to the interest accrued thereon at the Class B Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amount shall be paid to each Class B Noteholder pro rata based on the outstanding Principal Amount thereof;

                           (vi) pay to the Indenture Trustee on behalf of the Class C Noteholders, an amount equal to the interest accrued thereon at the Class C Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to each Class C Noteholder pro rata based on the outstanding Principal Amount thereof;

                           (vii) pay to the Indenture Trustee, on behalf of the Class A-1 Noteholders, the Class A Principal Payment Amount for such Distribution Date; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-1 Note pro rata based on the outstanding principal amount thereof;

                           (viii) pay to the Indenture Trustee, on behalf of the Class A-2 Noteholders, (A) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes is $0; (B) on the Distribution Date on which the Principal Amount of the Class A-1 Notes is being reduced to $0, the excess of the Monthly Principal Amount over the amount necessary to reduce the Principal Amount of the Class A-1 Notes to $0 on such date, but only up to the amount of the Class A Principal Payment Amount, and (C) on each subsequent Distribution Date, the Class A Principal Payment Amount; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-2 Note pro rata based on the outstanding principal amount thereof;

                           (ix) pay to the Indenture Trustee, on behalf of the Class A-3 Noteholders, (A) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes and Class A-2 Notes is $0, (B) on the Distribution Date on which the Principal Amount of the Class A-2 Notes is being reduced to $0, the excess of the amount necessary to reduce the Principal Amount of the Class A-2 Notes to $0 on such date, but only to the amount of the Class A Principal Payment Amount and (C) on each subsequent Distribution Date, the Class A Principal Payment Amount; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-3 Note pro rata based on the outstanding principal amount thereof;

                           (x) pay to the Indenture Trustee, on behalf of the Class A-4 Noteholders, (A) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes is $0, (B) on the Distribution Date on which the Principal Amount of the Class A-3 Notes is being reduced to $0, the excess of the amount necessary to reduce the Principal Amount of the Class A-3 Notes to $0 on such date, but only to the amount of the Class A Principal Payment Amount and (C) on each subsequent Distribution Date, the Class A Principal Payment Amount; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-4 Note pro rata based on the outstanding principal amount thereof;

                           (xi) pay to the Indenture Trustee, on behalf of the Class B Noteholders, (A) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes is $0, (B) on the Distribution Date on which the Principal Amount of the Class A-4 Notes is being reduced to $0, the excess of the amount necessary to reduce the Principal Amount of the Class A-4 Notes to $0 on such date, but only to the amount of the Class A Principal Payment Amount and (C) on each subsequent Distribution Date, the Class B Principal Payment Amount; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class B Note pro rata based on the outstanding principal amount thereof;

                           (xii) pay to the Indenture Trustee, on behalf of the Class C Noteholders, (A) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes is $0 and (B) on each subsequent Distribution Date, the Class C Principal Payment Amount; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class C Note pro rata based on the outstanding principal amount thereof;

                           (xiii) pay to the Indenture Trustee,

                                (A) on behalf of the Class A-2 Noteholders, (1)
                  $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes is $0 and (2) on each subsequent Distribution Date, the Additional Principal, if any, until the Principal Amount of the Class A-2 Notes is $0; provided that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class A-2 Notes to $0, then such excess shall be paid to the Class A-3 Noteholders;

                                    (B) on behalf of the Class A-3 Noteholders,
                  (1) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes and Class A-2 Notes is $0 and
                  (2) on each subsequent Distribution Date, the Additional Principal, if any, until the Principal Amount of the Class A-3 Notes is $0; provided that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class A-3 Notes to $0, then such excess shall be paid to the Class A-4 Noteholders;

                                    (C) on behalf of the Class A-4 Noteholders,
                  (1) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes is $0 and (2) on each subsequent Distribution Date, the Additional Principal, if any, until the

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
                  Principal Amount of the Class A-4 Notes is $0; provided that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class A-4 Notes to $0, then such excess shall be paid to the Class B Noteholders;

                                    (D) on behalf of the Class B Noteholders,
                  (1) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes is $0 and (2) on each subsequent Distribution Date, the Additional Principal, if any, until the Principal Amount of the Class B Notes is $0; provided that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class B Notes to $0, then such excess shall be paid to the Class C Noteholders;

                                    (E) on behalf of the Class C Noteholders,
                  (1) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes is $0 and (2) on each subsequent Distribution Date, the Additional Principal, if any, until the Principal Amount of the Class C Notes is $0; and

                                    (F) if the sum of (i) the remaining
                  Available Amounts, (ii) any other funds available in the Collection Account as of the Determination Date (which for purposes of this subparagraph (F) will be deemed to be "Available Amounts") and (iii) the remaining amounts held in the Reserve Fund equals or exceeds the sum of the remaining Principal Amount of the Notes and any accrued and unpaid Servicing Fee, pay to the Indenture Trustee on behalf of the Noteholders an amount equal to such remaining Principal Amount;

                           (xiv) unless the Principal Amount of all Notes will be fully paid on such Distribution Date, pay to the Indenture Trustee, for deposit into the Reserve Fund, such remaining Available Amounts up to such amount as may be required to cause the amounts on deposit in the Reserve Fund to equal the Required Reserve Amount;

                           (xv) unless the Principal Amount of all Notes will be fully paid on such Distribution Date, if a Spread Event shall have occurred and be continuing, pay to the Indenture Trustee for deposit into the Spread Fund, such remaining Available Amounts;


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
                           (xvi) pay to the Indenture Trustee and the Owner Trustee, such remaining Available Amounts up to the amount of any fees, expenses or indemnity payments due to the Indenture Trustee and the Owner Trustee remain unpaid; and

                           (xvii) pay any remaining Available Amounts to the Holder of the Certificate.

                  Prior to the occurrence of an Event of Default, if the Available Amounts are less than the amount required to make in full the payments and allocations set forth in Sections 7.05(a)(i)-(xiii) above or to make principal payments due with respect to any payment at final maturity of any Notes, amounts held in the Reserve Fund shall be withdrawn in order for any of such payments or allocations to be made and such amounts will be considered as Available Amounts for such purpose only.

                  (b) Allocations and Payments after an Event of Default. On each Determination Date after the occurrence and during the continuance of an Event of Default, the Servicer, pursuant to monthly payment instructions and notification, shall instruct the Indenture Trustee in writing to withdraw, and on such Distribution Date the Indenture Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to this Section and deposited to the Note Distribution Account (pursuant to Sections 3.01 and 8.02(b) of the Indenture) in order to make the following payments or allocations from the Available Amounts for such Distribution Date (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such Distribution Date have been made), in the following order of priority:

                           (i) pay, first, to the Indenture Trustee the amount of any unpaid fees, expenses (including legal fees and expenses) and indemnity payments to which the Indenture Trustee is entitled under this Section 7.05(b)(i), including the costs and expenses associated with the appointment of a Successor Servicer and the transition relating thereto (which amount shall not, taken in the aggregate with all other amounts withdrawn in accordance with this Section 7.05(b)(i) or Section 7.05(a)(ii), exceed $100,000) and, then, to the Noteholders, pro rata, an amount equal to any indemnity payments that Noteholders may have elected to pay in accordance with the terms of the Indenture;

                           (ii) pay to the Servicer, the monthly Servicing Fee for the preceding monthly period together with any amounts in respect of the Servicing Fee that were due in respect of prior monthly periods that remain unpaid;

                           (iii) pay to the Indenture Trustee on behalf of the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders an amount equal to interest accrued in respect of the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes at the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate and Class A-4 Interest Rate, respectively, for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available Amounts shall be allocated to each Holder of a Class A Note pro rata based upon the outstanding Principal Amount thereof;

                           (iv) pay to the Indenture Trustee on behalf of the Class B Note holders an amount equal to the interest accrued thereon at the Class B Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amount shall be paid to each Class B Noteholder pro rata based on the outstanding Principal Amount thereof;

                           (v) pay to the Indenture Trustee on behalf of the Class C Noteholders, an amount equal to the interest accrued thereon at the Class C Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to each Class C Noteholder pro rata based on the outstanding Principal Amount thereof;

                           (vi) pay to the Indenture Trustee, on behalf of the Class A-1 Noteholders, the Principal Amount of the Class A-1 Notes; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-1 Note pro rata based on the outstanding principal amount thereof;

                           (vii) pay to the Indenture Trustee, on behalf of the Class A- 2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders, the Principal Amounts of the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes; provided that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class A-2 Note, Class A-3 Note and Class A-4 Note pro rata based on the outstanding principal amount of each such Class of Notes;

                           (viii) pay to the Indenture Trustee, on behalf of the Class B Noteholders, the Principal Payment Amount for such Distribution Date; provided (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class B Note pro rata based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class B Note principal in full, then such excess shall be applied in repayment of principal on the Class C Notes;

                           (ix) pay to the Indenture Trustee, on behalf of the Class C Noteholders, the Principal Payment Amount for such Distribution Date; provided (i) that if the Available Amounts remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocated to each Class C Note pro rata based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class C Note principal in full, then such excess shall be applied in repayment of principal on the Certificates;

                           (x) pay to the Indenture Trustee all amounts due it and not paid pursuant to Section 7.05(b)(i) by reason of the limitation in such clause; and

                           (xi) pay all other remaining Available Amounts to the Holder of the Certificates.

                  Following the occurrence and during the continuance of an Event of Default, if the Available Amounts are less than the amount required to make in full the payments and allocations set forth in Sections 7.05(b)(i)-(ix) above, amounts held in the Reserve Fund shall be withdrawn in order for the payments or allocations set forth in Sections 7.05(b)(i)-(ix) to be made and such amounts will be considered as Available Amounts for such purpose only. Amounts withdrawn from the Reserve Fund pursuant to the preceding sentence shall be applied to repay principal of such Notes in such order of priority set forth in 7.05(b)(i)-(ix) until the Reserve Fund is exhausted.


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                                  ARTICLE EIGHT

                       SERVICER DEFAULT; SERVICE TRANSFER

                  SECTION 8.01. SERVICER DEFAULT. "Servicer Default" means the occurrence of any of the following:

                           (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Owner Trustee or the Indenture Trustee pursuant to this Agreement on or before the date occurring two Business Days after the date such payment, transfer, deposit, or such instruction or notice or report is required to be made or given, as the case may be, under the terms of this Agreement; or

                           (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has a material adverse effect on the Noteholders or Certificateholder, which continues unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Noteholders or Certificateholder or the Indenture Trustee on behalf of such Noteholders of Notes aggregating not less than 25% of the Principal Amount of any Class adversely affected thereby and (ii) the date on which the Servicer becomes aware thereof and such failure continues to materially adversely affect such Noteholders or Certificateholder for such period; or

                           (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Noteholders or Certificateholder and which continues to be incorrect in any material respect for a period of 30 days after the first to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer and the Owner Trustee by the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Noteholders or Certificateholder or by the Indenture Trustee on behalf of Noteholders of Notes aggregating not less than 25% of the Principal Amount of any Class adversely affected thereby and (ii) the date on which the Servicer becomes aware thereof, and such incorrectness continues to materially adversely affect such Holders for such period; or

                           (d) an Insolvency Event shall occur with respect to the Servicer.

                  Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (a) above for a period of five Business Days or referred to under clause (b) or (c) for a period of 60 days (in addition to any period provided in clause (a), (b) or (c)) shall not constitute a Servicer Default until the expiration of such additional five Business Days or 60 days, respectively, if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other events beyond the Servicer's control. Upon the occurrence of any such event the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Owner Trustee, the Indenture Trustee and the Trust Depositor prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee in writing of any Servicer Default.

                  SECTION 8.02. SERVICER TRANSFER. (a) If a Servicer Default has occurred and is continuing, (x) the Required Holders, or (y) the Indenture Trustee may, by written notice (a "Termination Notice") delivered to the parties hereto, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions.

                  (b) Upon delivery of the notice required by Section 8.02(a) (or, if later, on a date designated therein), and on the date that a successor Servicer shall have been appointed pursuant to Section 8.03 (such appointment being herein called a "Servicer Transfer"), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise, shall pass to and be vested in such successor (the "Successor Servicer") pursuant to and under this Section 8.02; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. The Servicer shall transfer to the Successor Servicer (i) all records held by the Servicer relating to the Contracts in such electronic form as the Successor Servicer may reasonably request and (ii) any Contract Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses of the Successor Servicer. Upon a Servicer Transfer, the Successor Servicer shall also be entitled to receive the Servicing Fee for performing the obligations of the Servicer.

                  SECTION 8.03. APPOINTMENT OF SUCCESSOR SERVICER; RECONVEYANCE; SUCCESSOR SERVICER TO ACT. Upon delivery of the notice required by Section 8.02(a) (or, if later, on a date designated therein), the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or, if no such date is specified, until a date mutually agreed by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of or receipt of a Termination Notice, appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and Owner Trustee. If within 60 days of delivery of a Termination Notice the Indenture Trustee is unable to obtain any bids from eligible servicers and the Servicer shall have yet to cure the Servicer Default, then the Indenture Trustee shall offer the Trust Depositor, and the Trust Depositor shall offer the Originator, the right to accept retransfer of all the Trust Assets, and such parties may accept retransfer of such Trust Assets in consideration of the Trust Depositor's delivery to the Collection Account on or prior to the next upcoming Distribution Date of a sum equal to the Aggregate Principal Amount of all Securities (other than the Certificates) then outstanding, together with accrued and unpaid interest thereon through such date of deposit (provided that the Indenture Trustee, if so directed by the Required Holders in writing, need not accept and effect such reconveyance in the absence of evidence (which may include valuations of an investment bank or similar entity) reasonably acceptable to such Trustee or Required Holders that such retransfer would not constitute a fraudulent conveyance of the Trust Depositor or the Originator).

                  In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the then Servicer has ceased to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. Notwithstanding the foregoing, if the Indenture Trustee is legally unable or prohibited from so acting, it shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of at least $50,000,000 and whose regular business includes the servicing of contracts similar to the Contracts as the Successor Servicer hereunder. On or after a Servicer Transfer, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Servicer Transfer; provided,


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however, that (i) the Successor Servicer will not assume any obligations of the
Servicer described in Section 8.02 and (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Servicer Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. As compensation therefor, the Successor Servicer shall be entitled to receive reasonable compensation equal to the monthly Servicing Fee. The Owner Trustee, Securityholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Servicer Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Contracts hereunder. In addition, it is understood and agreed that if an Event of Default has occurred and a Servicer Transfer is being effected by action of the Indenture Trustee hereunder, any documented expenses reasonably incurred by the Indenture Trustee in connection with effecting such Servicer Transfer shall be deemed expenses reimbursable from Available Amounts after an Event of Default pursuant to Section 7.05(b)(i) hereof and Section 5.06(a)(first) of the Indenture.

                  SECTION 8.04. NOTIFICATION TO SECURITYHOLDERS. (a) Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustees, the Trust Depositor and each Rating Agency at the addresses described in Section 13.04 hereof and to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

                  (b) Within 10 days following any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall give written notice thereof to each Rating Agency and the Trust Depositor at the addresses described in Section 13.04 hereof, and to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

                  SECTION 8.05. EFFECT OF TRANSFER. (a) After a Servicer Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Contracts and the Successor Servicer appointed pursuant to Section 8.03 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

                  (b) A Servicer Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than

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those relating to the management, administration, servicing, custody or collection of the Contracts.

                  SECTION 8.06. DATABASE FILE. Upon reasonable request by the Indenture Trustee, the Servicer will provide the Successor Servicer with a magnetic tape containing the database file for each Contract (i) as of the Cutoff Date, (ii) the Subsequent Cutoff Dates, (iii) thereafter, as of the last day of the preceding Collection Period on the Determination Date prior to a Servicer Default and (iv) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

                  SECTION 8.07. SUCCESSOR SERVICER INDEMNIFICATION. The original Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any willful or grossly negligent act taken or omission by the Servicer or (ii) a breach of any representations of the Servicer in Section 3.07 hereof. The indemnification provided by this Section 8.07 shall survive the termination of this Agreement and the removal or resignation of the Successor Servicer.

                  SECTION 8.08. RESPONSIBILITIES OF THE SUCCESSOR SERVICER. The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

                  The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Contract payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable Contract information. The current Servicer shall be obligated to pay the costs associated with the transfer of the servicing files and records to the Successor Servicer.

                  The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare

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
or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Trust Depositor or the Trustees or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Contract with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Contract.

                  If the Indenture Trustee or any other Successor Servicer assumes the role of Successor Servicer hereunder, such Successor Servicer shall be entitled to the benefits of (and subject to the provisions of) Section 5.05 concerning delegation of duties to subservicers.

                  SECTION 8.09. RATING AGENCY CONDITION FOR SERVICER TRANSFER. Not withstanding the foregoing provisions relating to a Servicer Transfer, no Servicer Transfer shall be effective hereunder unless prior written notice thereof shall have been given to the Rating Agencies, and the Rating Agency Condition shall have been satisfied with respect thereto.

                                  ARTICLE NINE

                                     REPORTS

                  SECTION 9.01. MONTHLY REPORTS. With respect to each Distribution Date and the related Collection Period, the Servicer will provide to each Trustee, each Rating Agency and First Union Securities, Inc., on the related Determination Date, a monthly statement (a "Monthly Report") substantially in the form of Exhibit H hereto.

                  SECTION 9.02. OFFICER'S CERTIFICATE. Each Monthly Report delivered pursuant to Section 9.01 shall be accompanied by a certificate of a Servicing Officer certifying the accuracy of the Monthly Report and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.

                  SECTION 9.03. OTHER DATA. In addition, the Servicer shall, upon the request of any Trustees, or any Rating Agency, furnish such Trustee or Rating Agency, as the case may be, such underlying data used to generate a Monthly Report as may be reasonably requested. The Servicer will also forward to the Indenture Trustee, the Owner Trustee, each Rating Agency and First Union Securities, Inc. (a) within 120 days after each calendar quarter, commencing with the quarter ending March 31, 2000, the unaudited quarterly financial statement of the Servicer and (b) within 120 days after each fiscal year of the Servicer, commencing with the fiscal year ending March 31, 2000, the

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
unaudited annual financial statement of the Servicer, together with the related report of the independent accountants to the Servicer. On the Distribution Date following the receipt of each such financial statements and report, the Indenture Trustee will forward to each Noteholder of record a copy of such financial statements and report.

                  SECTION 9.04. ANNUAL REPORT OF ACCOUNTANTS.

                  (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer or its Affiliates, to deliver to the Indenture Trustee, the Owner Trustee and each Rating Agency, on or before June 30 (90 days after the end of the Servicer's fiscal year) of each year, beginning on June 30, 2000, a report addressed to the Board of Directors of the Servicer, the Indenture Trustee and the Owner Trustee indicating that (i) with respect to the twelve months ended the immediately preceding March 31 to the effect that such Independent Accountants have audited the financial statements of the Servicer, that as part of that audit, nothing came to the attention of such Independent Accountant that causes them to believe that the Servicer was not in compliance with any of the terms, covenants, provisions or conditions of the relevant sections of the Agreement, insofar as they relate to accounting matters, except for such exceptions as such Independent Accountants shall believe to be immaterial and such other exceptions as shall be set forth in such report, (ii) in connection with Independent Accountant's audit of the Servicer, there were no exceptions or errors in records related to equipment leases and loans serviced by the Servicer, except for such exceptions as such Independent Accountants shall believe to be immaterial and such other exceptions as shall be set forth in such report, and (iii) the Independent Accountant has performed certain procedures as agreed by the Servicer, the Indenture Trustee (subject to the provisions of this Section 9.04(a)) and Owner Trustee, whereby the Independent Accountant will obtain the Monthly Report for four months with respect to the twelve months ended the immediately preceding March 31 and for each Monthly Report the Independent Accountant will agree all amounts in the Monthly Report to the Servicer's computer, accounting and other reports, which will include in such report any amounts which were not in agreement. In the event such firm of Independent Accountants requires the Indenture Trustee to agree to the procedures performed by such firm of Independent Accountants, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee will not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.


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
                  (b) The Independent Accountant's report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  SECTION 9.05. ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER. The Servicer will deliver to the Trustees, and each of the Rating Agencies, on or before July 31 of each year commencing July 31, 2000, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed or cause to be performed in all material respects all its obligations under this Agreement and no Servicer Default has occurred or is continuing, or, if there has been a Servicer Default, specifying each such default known to such officer and the nature and status thereof and the steps being taken or necessary to be taken to remedy such event. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Indenture Trustee, with respect to any Noteholder, or the Owner Trustee, with respect to any Certificateholder.

                  SECTION 9.06. ANNUAL SUMMARY STATEMENT. On or prior to July 31 of each year, commencing July 31, 2000, the Servicer shall prepare and provide to each Trustee, and each Rating Agency, a cumulative summary of the information required to be included in the Monthly Reports for the Collection Periods ending during the immediately preceding calendar year.

                                   ARTICLE TEN

                                   TERMINATION

                  SECTION 10.01. SALE OF TRUST ASSETS.

                  (a) Upon any sale of the assets of the Trust pursuant to
Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee in writing to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee in writing to allocate and apply (after the application on such Distribution Date of Available Amounts and funds on deposit in the Reserve Fund pursuant to Section 7.04) the Insolvency Proceeds as if (and in the same order of priority as) the Insolvency Proceeds were Available Amounts being allocated and distributed on such date pursuant to
Section 7.04(b).



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
                  (b) As described in Article Nine of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

                  (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of the Indenture Trustee pursuant to this Agreement.

                                 ARTICLE ELEVEN

               REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

                  SECTION 11.01. REPURCHASES OF, OR SUBSTITUTION FOR, CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES. Upon a discovery by the Servicer, the Trust Depositor or the Trustees of a breach of a representation or warranty of the Originator as set forth in Section 3.01, Section 3.02, Section 3.03,
Section 3.04, and Section 3.05 or as made or deemed made in any Addition Notice or any Subsequent Purchase Agreement relating to Substitute Contracts that materially adversely affects the Trust's interest in such Contract (without regard to the benefits of the Reserve Fund) (an "Ineligible Contract"), or of an inaccuracy with respect to the representations as to concentrations of the Initial Contracts made under Section 3.05, the party discovering the breach shall give prompt written notice to the other parties (and the Servicer shall, with respect to an inaccuracy concerning concentrations, select one or more Contracts, without employing adverse selection, to be the related Excess Contract for purposes of this Section), provided, that the Trustees shall have no duty or obligation to inquire or to investigate the breach by the Originator of any of such representations or warranties. The Originator shall repurchase each such Ineligible Contract or Excess Contract, at a repurchase price equal to the Transfer Deposit Amount, not later than the next succeeding Determination Date following the date the Originator becomes aware of, or receives written notice from any Trustee, the Servicer or the Trust Depositor of, any such breach or inaccuracy and which breach or inaccuracy has not otherwise been cured; provided, however, that if the Originator is able to effect a substitution for any such Ineligible Contract or Excess Contract in compliance with Section 2.04, the Originator may, in lieu of repurchasing such Contract, effect a substitution for such affected Contract with a Substitute Contract not later than the date a repurchase of such affected Contract would be required hereunder, and provided further that with respect to a breach of representation or warranty relating to the Contracts in the aggregate and not to any particular Contract the Originator may select Contracts (without adverse selection) to repurchase (or substitute for) such that had such Contracts not been included as part of the Trust Assets (and, in the case of a substitution, had such Substitute Contract been included as part of the Trust Assets instead of the selected Contract) there would have been no breach of

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
such representation or warranty. Notwithstanding any other provision of this Agreement, the obligation of the Originator described in this Section 11.01 shall not (a) terminate or be deemed released by any party hereto upon a Servicer Transfer pursuant to Article VIII or (b) include any obligation to make payment on account of a breach of a Contract by an Obligor subsequent to the date on which such Contract was transferred to the Trust. The repurchase obligation described in this Section 11.01 is in no way to be satisfied with monies in the Reserve Fund.

                  SECTION 11.02. REASSIGNMENT OF REPURCHASED OR SUBSTITUTED CONTRACTS. Upon receipt by the Indenture Trustee for deposit in the Collection Account of the amounts described in Section 11.01 or Section 11.03 (or upon the Subsequent Transfer Date related to a Substitute Contract described in Section 11.01), and upon receipt of an Officer's Certificate of the Servicer in the form attached hereto as Exhibit F, the Indenture Trustee shall assign to the Trust Depositor and the Trust Depositor shall assign to the Originator all of the Trust's (or Trust Depositor's, as applicable) right, title and interest in the repurchased or substituted Contract and related Trust Assets without recourse, representation or warranty. Such reassigned Contract shall no longer thereafter be included in any calculations of Principal Balances required to be made hereunder or otherwise be deemed a part of the Trust.

                  SECTION 11.03. THE TRUST DEPOSITOR'S REPURCHASE OPTION. On written notice to the Owner Trustee and the Indenture Trustee at least 20 days prior to a Distribution Date, and provided that the Pool Balance of all Contracts in the Contracts Pool is then less than % of the Pool Balance of such Contracts as of the Initial Cutoff Date, the Trust Depositor, may (but is not required to) repurchase from the Trust Depositor (and the Trust Depositor concurrently from the Trust) on that Distribution Date all outstanding Contracts at a price equal to the aggregate outstanding Principal Amount of the Securities (other than the Certificates) and accrued and unpaid interest thereon as of the current Distribution Date thereon, the amount of Unreimbursed Servicer Advances (if any exist that have not been effectively waived and released by the Servicer) as well as accrued and unpaid monthly Servicing Fees and any unpaid fees, expenses (including legal fees and expenses) or other payments owed to the Indenture Trustee under the Indenture to the date of such repurchase. Such price is to be deposited in the Collection Account not later than one Business Day before such Distribution Date, against the Owner Trustee's and Indenture Trustee's release of the Contracts and the Contract Files to the Trust Depositor.


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
                                 ARTICLE TWELVE

                             ORIGINATOR INDEMNITIES

                  SECTION 12.01. ORIGINATOR'S INDEMNIFICATION. The Originator will defend and indemnify the Trust Depositor, the Trust, the Trustees, any agents of the Trustees and the Certificateholder and Noteholders (any of which, an "Indemnified Party") against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation (collectively, "Costs") arising out of or resulting from (i) this Agreement, the Transaction Documents or any document or transaction contemplated in connection herewith or therewith or the use, ownership or operation of any Equipment by the Originator or the Servicer or any Affiliate of either, (ii) any representation or warranty or covenant made by the Originator in this Agreement being untrue or incorrect (subject to the limitations described in the preamble to Article Three of this Agreement), and
(iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or in any amendment thereto or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in conformity with information furnished to Trust Depositor by the Originator specifically for use therein; provided, however, that the Originator shall not be required to so indemnify any such Indemnified Party for such Costs to the extent that such Cost shall be due to or arise from the willful misfeasance, bad faith or negligence of such Indemnified Party. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section 12.01 shall not terminate upon a Servicer Transfer pursuant to Article Eight of this Agreement and shall survive any termination of that agreement or this Agreement and the earlier removal or resignation of the Indenture Trustee.

                  SECTION 12.02. LIABILITIES TO OBLIGORS. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholder under or as a result of this Agreement and the transactions contemplated hereby.

                  SECTION 12.03. TAX INDEMNIFICATION.

                           (a) The Originator agrees to pay, and to indemnify, defend and hold harmless the Trust Depositor, the Trust, the Trustees, the Noteholders or the Certificateholder from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to the Trust Depositor and the transfer by the Trust Depositor of the Contracts to the Trust and the further pledge by the Trust to the Indenture Trustee, including, without limitation, any

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
         sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Notes and Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Originator or the Servicer under this Agreement or imposed against the Trust, a Noteholder, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section
         12.03 shall not terminate upon a Servicer Transfer pursuant to Article Eight of this Agreement and shall survive any termination of this Agreement.

                           (b) The Originator agrees to pay and to indemnify, defend and hold harmless the Trust and the Trustees, on an after-tax basis (as hereinafter defined), from any state or local personal property taxes, gross rent taxes, leasehold taxes or similar taxes which may at any time be asserted with respect to the ownership of the Contracts (including security interests therein) and the receipt of rentals therefrom by the Trust, and costs, expenses and reasonable counsel fees in defending against the same, excluding, however, taxes based upon or measured by gross or net income or receipts (other than taxes imposed specifically with respect to rentals). As used in this Section, the term "after-tax basis" shall mean, with respect to any payment to be received by an indemnified person, that the amount to be paid by the Originator shall be equal to the sum of (i) the amount to be received without regard to this sentence, plus (ii) any additional amount that may be required so that after reduction by all taxes imposed under any federal, state and local law, and taking into account any current credits or deductions arising therefrom, resulting either from the receipt of the payments described in both clauses (i) and (ii) hereof, such sum shall be equal to the amount described in clause (i) above.

                  SECTION 12.04. ADJUSTMENTS. The Originator agrees that, with respect to each Contract (i) which provides for a prepayment amount less than the amount calculated in accordance with the definition thereof and (ii) as to which the related Vendor has not agreed to indemnify the Trust Depositor or any assignee of the Trust Depositor in an amount at least equal to the excess of the Prepayment Amount as calculated in accordance with the definition thereof over the amount otherwise payable upon prepayment of such Contract, the Originator shall indemnify the Trust Depositor or the Trust as assignee thereof, in an amount equal to the amount specified in the foregoing clause (ii).



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
                  The Originator hereby further agrees that if any real property collateral securing any Contract described in Section 3.02(e) hereof becomes the subject of any claims, proceedings, liens or encumbrances with respect to any material violation or claimed material violation of any federal or state environmental laws or regulations, such Contract shall for all purposes hereunder be, at and following the time of discovery by the Originator, the Trust Depositor, the Servicer or any Trustee (it being understood and agreed that such Trustee is under no duty of investigation) of such fact, deemed an Ineligible Contract subject to the same remedial and recourse provisions hereunder as other Contracts determined to be Ineligible Contracts hereunder.

                  SECTION 12.05. OPERATION OF INDEMNITIES. Indemnification under this Article Twelve shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Originator has made any indemnity payments to the Trust Depositor or the Trustees pursuant to this Article Twelve and the Trust Depositor or the Trustees thereafter collects any of such amounts from others, the Trust Depositor or the Trustees will repay such amounts collected to the Originator, except that any payments received by the Trust Depositor or the Trustees from an insurance provider as a result of the events under which the Originator's indemnity payments arose shall be repaid prior to any repayment of the Originator's indemnity payment.

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

                  SECTION 13.01. AMENDMENT.

                  (a) This Agreement may be amended by the Originator, the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Trust, collectively, without the consent of any Securityholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, provided, however that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder.

                  (b) This Agreement may also be amended from time to time by the Originator, the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Trust, with the consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of or change the method of calculating (A) Collections of payments on the Contracts or distributions that shall be required to be made on any Note or Certificate (including by way of amendment of related definitions), or (B) the manner in which the Reserve Fund is applied, or (ii) change in any manner (including through amendment of related definitions), the Holders which are required to consent to any such amendment, or (iii) make any Note or Certificate payable in money other than Dollars, without the consent of the Holders of all Notes and Certificates of the relevant affected Class then outstanding.

                  (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

                  (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholder pursuant to Section 13.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholder of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

                  (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized and permitted by this Agreement. Such Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties, indemnities or immunities under this Agreement or otherwise.

                  SECTION 13.02. PROTECTION OF TITLE TO TRUST.

                  (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Trust, the Securityholders, the Indenture Trustee and the Owner Trustee in the Contracts and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither the Originator, the Trust Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 4.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trust, the Owner Trustee and the Indenture Trustee at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) The Originator, the Trust Depositor and the Servicer shall give the Trust, the Owner Trustee and the Indenture Trustee at least 30 days' prior written notice of any relocation of the principal executive office of the Originator, or the Trust Depositor or the Servicer if, as a result of such relocation, the applicable provisions of the UCC would require filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and the Servicer shall promptly file or cause to be filed any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

                  (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect
to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of each Contract.

                  (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Contracts, the Servicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Trust and the Indenture Trustee in such Con tract and that such Contract is owned by the Trust and has been pledged to the Indenture Trustee. Indication of the Trust's ownership of and the Indenture Trustee's interest in a Contract shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or substituted for.

                  (f) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee and reciting the details of each filing or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                  SECTION 13.03. GOVERNING LAW. (a) This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee shall be governed by the laws of the State of Delaware.

                  (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 13.03(b).

                  SECTION 13.04. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                           (i)      If to the Servicer or Originator:

                                    ORIX Credit Alliance, Inc.
                                    300 Lighting Way
                                    Secaucus, New Jersey  07096-1525
                                    Attention:  Chief Financial Officer -
                                                Asset Securitizations

                                    Fax No.: (201) 348-2914

                           (ii)     If to the Trust Depositor:

                                    ORIX Credit Alliance Receivables III
                                    300 Lighting Way
                                    Secaucus, New Jersey  07096-1525
                                    Attention: President

                                    Fax No.: (201) 348-2914

                           (iii)    If to the Indenture Trustee:

                                    Harris Trust and Savings Bank
                                    311 West Monroe Street
                                    Chicago, Illinois 60606
                                    Attention:  Indenture Trust Administration

                                    Fax No.:  (312) 293-4139

                           (iv)     If to the Owner Trustee:

                                    The Bank of New York (Delaware)
                                    502 White Clay Center
                                    P.O. Box 6973
                                    Newark, Delaware 19714-6973
                                    Attention:  Corporate Trust Administration

                                    Fax No.:  (302) 283-8279

                                    with a copy to:

                                    The Bank of New York
                                    101 Barclay Street
                                    12 East
                                    New York, New York 10286

                                    Attention:  Asset-Backed Finance Group

                                    Fax No.:  (212) 815-4135

                           (v)      If to Moody's:

                                    Moody's Investors Service, Inc.
                                    99 Church Street
                                    4th Floor
                                    New York, New York 10007
                                    Attention:  ABS Monitoring Department

                                    Fax No.:  (212) 553-0344

                           (vi)     If to S&P:

                                    Standard & Poor's Ratings Service
                                    55 Water Street
                                    41st Floor
                                    New York, New York 10014
                                    Attention:  Surveillance:  Asset Backed
                                                               Services

                                    Fax No.:  (212) 438-2662

                           (vii)    If to Fitch:

                                    Fitch IBCA, Inc.
                                    One State Street Plaza
                                    32nd Floor
                                    New York, New York 10004
                                    Attention:  Asset Backed Securities Group

                                    Fax No.:  (212) 514-9879

                           (viii)   If to the Underwriter:

                                    First Union Securities, Inc.
                                    One First Union Center, TW-9
                                    301 South College Street
                                    Charlotte, North Carolina 28288-0610
                                    Attention:  Asset Securitization Division

                                    Fax No.:  (704) 374-3254

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

                  SECTION 13.05. SEVERABILITY OF PROVISIONS. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

                  SECTION 13.06. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party, other than each Trustee, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

                  SECTION 13.07. COUNTERPARTS. This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

                  SECTION 13.08. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 13.09. NO BANKRUPTCY PETITION; DISCLAIMER. (a) Each of the Originator, the Indenture Trustee, the Servicer, the Trust acting through the Owner Trustee and each Holder (by acceptance of the applicable Securities) covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States provided, however, that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim or otherwise participating in any such proceedings instituted by any other Person. This
Section 13.09 will survive the termination of this Agreement.

                  (b) The Trust acknowledges and agrees that the Certificates represent a beneficial interest in the Trust and Trust Assets only and the Securities do not represent an interest in any assets (other than the Trust Assets) of the Trust Depositor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Assets and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent that the Trust Depositor enters into other securitization transactions as contemplated in Section 6.07, the Trust acknowledges and agrees that it shall have no right, title or interest in or to any assets (or interests therein), other than the Trust Assets, conveyed or purported to be conveyed (whether by way of a sale, capital contribution or by the granting of a Lien) by the Trust Depositor to any Person other than the Trust (the "Other Assets").

                  To the extent that notwithstanding the agreements contained in this Section, the Trust or any Securityholder, either (i) asserts an interest in or claim to, or benefit from any Other Assets, whether asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, or
(ii) is deemed to have any interest, claim or benefit in or from any Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of Insolvency Laws or otherwise (including without limitation pursuant to Section 1111(b) of the federal Bankruptcy Code, as amended) and whether deemed asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, then the Trust and each Securityholder by accepting a Note or Certificate further acknowledges and agrees that any such interest, claim or benefit in or from the Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Trust Depositor which, under the terms of the documents relating to the securitization of the Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution under applicable law, including Insolvency Laws, and whether asserted against the Trust Depositor or any other Person owned by the Trust Depositor) including, without limitation, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Securityholder is deemed to have acknowledged and agreed that no adequate remedy at law exists for a breach of this Section 13.09 and that the terms and provisions of this Section
13.09 may be enforced by an action for specific performance.

                  (c) The provisions of this Section 13.09 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

                  SECTION 13.10. JURISDICTION. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

                  SECTION 13.11. TAX CHARACTERIZATION. Notwithstanding the provisions of Section 2.01 and Section 2.04 hereof, the Trust Depositor and Owner Trustee agree that pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii), the Trust is to be disregarded as a separate entity from the Trust Depositor for federal and State of New Jersey income tax purposes.

                  SECTION 13.12. PROHIBITED TRANSACTIONS WITH RESPECT TO THE TRUST. The Originator shall not:

                  (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

                  (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

                  (c) Except in its capacity as Servicer as provided in this Agreement, lend any money to the Trust.

                  SECTION 13.13. MERGER OR CONSOLIDATION OF ORIGINATOR OR SERVICER. (a) Each of the Originator and the Servicer will keep in full force and effect its existence, rights and franchise as a New York corporation, and each of the Originator and the Servicer will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Contracts and to perform its duties under this Agreement.

                  (b) Any person into which the Originator or the Servicer, as the case may be, may be merged or consolidated, or any corporation resulting from such merger or consolidation to which the Originator or the Servicer, as the case may be, is a party, or any person succeeding by acquisition or transfer to substantially all of the assets and the business of the Originator or the Servicer, as the case may be, shall be the successor to the Originator or the Servicer, as the case may be, hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

                  (c) Upon the merger or consolidation of the Originator or the Servicer, as the case may be, as described in this Section 13.13, the Originator or the Servicer, as the case may be, shall provide the Indenture Trustee and the Rating Agencies notice of such merger, consolidation or transfer of substantially all of the assets and business within thirty (30) days after completion of the same.

                  SECTION 13.14. ASSIGNMENT OR DELEGATION BY THE ORIGINATOR. Except as specifically authorized hereunder, the Originator may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Trust Depositor and the Trustees, and any attempt to do so without such consent shall be void.

                  SECTION 13.15. LIMITATION OF LIABILITY OF OWNER TRUSTEE. The Bank of New York (Delaware) acts on behalf of the Issuer solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trust by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Trust Estate under the Trust Agreement for payment or satisfaction thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Notes, or of any Contract or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of any security interest created by any Contract in any Equipment or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate under the Trust Agreement or its ability to generate the payments to be distributed to the Certificateholder under the Trust Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Equipment; the existence and enforceability of any insurance thereon; the existence and contents of any Contract on any computer or other record thereof; the validity of the assignment of any Contract to the Trust or of any intervening assignment; the completeness of any Contract; the performance or enforcement of any Contract; the compliance by the Issuer, the Trust Depositor or the Servicer with any covenant, agreement or other obligation or any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation; or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Issuer.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                           ORIX CREDIT ALLIANCE RECEIVABLES TRUST 2000-A

                           By: THE BANK OF NEW YORK (DELAWARE), not in its individual capacity but solely as Owner Trustee on behalf of the Trust

                                By: ____________________________________________
                                    Printed Name: Cheryl Laser
                                    Title: Assistant Vice President

                           ORIX CREDIT ALLIANCE RECEIVABLES CORPORATION III, as Trust Depositor

                                By: ____________________________________________
                                    Printed Name: Joseph J. McDevitt, Jr.
                                    Title: President

                           ORIX CREDIT ALLIANCE, INC.,
                           as Servicer and as Originator

                                By: ____________________________________________
                                    Printed Name: Joseph J. McDevitt, Jr.
                                    Title: Executive Vice President

                           HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely as Indenture Trustee

                                By: ____________________________________________
                                    Printed Name: Robert D. Foltz
                                    Title: Vice President

                                                                      SCHEDULE 1

                    LIST OF STATES WHERE EQUIPMENT IS LOCATED

Alabama...............................................................
Arizona...............................................................
Arkansas..............................................................
California............................................................
Colorado..............................................................
Connecticut...........................................................
Delaware..............................................................
District of Columbia..................................................
Florida...............................................................
Georgia...............................................................
Idaho.................................................................
Illinois..............................................................
Indiana...............................................................
Iowa..................................................................
Kansas................................................................
Kentucky..............................................................
Louisiana.............................................................
Maine.................................................................
Maryland..............................................................
Massachusetts.........................................................
Michigan..............................................................
Minnesota.............................................................
Mississippi...........................................................
Missouri..............................................................
Montana...............................................................
Nebraska..............................................................
Nevada................................................................
New Hampshire.........................................................
New Jersey............................................................
New Mexico............................................................
New York..............................................................
North Carolina........................................................
Ohio..................................................................
Oklahoma..............................................................
Oregon................................................................
Pennsylvania..........................................................
Rhode Island..........................................................
South Carolina........................................................
South Dakota..........................................................
Tennessee.............................................................
Texas.................................................................
Utah..................................................................
Vermont...............................................................
Virginia..............................................................
Washington............................................................
West Virginia.........................................................
Wisconsin.............................................................
Wyoming...............................................................

                                    EXHIBIT A

                               FORM OF ASSIGNMENT

                  In accordance with the Transfer and Servicing Agreement (the
"Transfer and Servicing Agreement") dated as of             , 2000 made by and
between the undersigned, as Trust Depositor ("Trust Depositor"), ORIX Credit Alliance, Inc., as Servicer and as Originator, Harris Trust and Savings Bank, as Indenture Trustee and the ORIX Credit Alliance Receivables Trust 2000-A (the "Trust"), as assignee thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust (i) all the right, title and interest of the Trust Depositor in and to the Initial Contracts listed on the initial List of Contracts delivered on the Closing Date (including, without limitation, all rights to receive Collections with respect thereto on or after the Initial Cutoff Date, but excluding any rights to receive payments which were collected pursuant thereto prior to the Initial Cutoff Date), and
(ii) all other Contract Assets relating to the foregoing.

                  Capitalized terms used herein have the meaning given such terms in the Transfer and Servicing Agreement.

                  This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in
Article III of the Agreement and no others.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment
to be duly executed this              day of February, 2000.

                                            ORIX CREDIT ALLIANCE RECEIVABLES
                                            CORPORATION III

                                            By: ________________________________
                                                Printed Name: __________________
                                                Title: _________________________

                                    EXHIBIT B

                 FORM OF CLOSING CERTIFICATE OF TRUST DEPOSITOR

                ORIX CREDIT ALLIANCE RECEIVABLES CORPORATION III

                              OFFICER'S CERTIFICATE

                  The undersigned certifies that he/she is [          ] of ORIX
Credit Alliance Receivables Corporation III, a Delaware corporation (the "Trust Depositor"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Trust Depositor in connection with the Transfer and Servicing Agreement (the "Agreement") dated as of , 2000 (the "Effective Date") by and among the Trust Depositor, Harris Trust and Savings Bank (the "Indenture Trustee"), as Indenture Trustee, ORIX Credit Alliance, Inc. ("OCAI"), as Servicer and as Originator, and the ORIX Credit Alliance Receivables Trust 2000-A ("Trust") (all capitalized terms used herein without definition having the respective meanings set forth in the Agreement), and further certifies as follows:

                           (1) Attached hereto as Exhibit I is a true and correct copy of the Certificate of Incorporation of the Trust Depositor, together with all amendments thereto as in effect on the date hereof.

                           (2) There has been no other amendment or other document filed affecting the Certificate of Incorporation of the Trust Depositor since , 2000 and no such amendment has been authorized by the Board of Directors or shareholders of the Trust Depositor.

                           (3) Attached hereto as Exhibit II is a Certificate of
         the Secretary of State of the State of Delaware dated          , 2000
         stating that the Trust Depositor is duly incorporated under the laws of the State of Delaware and is in good standing.

                           (4) Attached hereto as Exhibit III is a true and correct copy of the Bylaws of the Trust Depositor, as amended, which
         were in full force and effect on           , 2000, and at all times
         subsequent thereto.

                           (5) Attached hereto as Exhibit IV is a true and correct copy of resolutions adopted pursuant to the unanimous written consent of the Board of Directors of the Trust Depositor relating to the execution, delivery and performance of (among other things) the Agreement; the Trust Agreement dated as of the Effective Date between the Trust Depositor and The Bank of New York

         (Delaware) (the "Owner Trustee"), as Owner Trustee; the Administration Agreement dated as of the Effective Date among the Trust Depositor, the Trust, the Indenture Trustee, and OCAI, as Administrator; and the Underwriting Agreement (as defined in the Agreement) (collectively, the "Transaction Agreements"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

                           (6) No event with respect to the Trust Depositor has occurred and is continuing which would constitute an Event of Default or an event that, with notice or the passage of time or both, would become an Event of Default as defined in the Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Trust Depositor, whether or not arising in the ordinary course of business since the respective dates as of which information is given in the Prospectus and except as set forth therein.

                           (7) All federal, state and local taxes of the Trust Depositor due and owing as of the date hereof have been paid.

                           (8) All representations and warranties of the Trust Depositor contained in the Transaction Agreements or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

                           (9) There is no action, investigation or proceeding pending or, to our knowledge, threatened against the Trust Depositor before any court, administrative agency or other tribunal (a) asserting the invalidity of the Transaction Agreements; (b) seeking to prevent the consummation of any of the transactions contemplated by the Transaction Agreements; or (c) which is likely materially and adversely to affect the Trust Depositor's performance of its obligations under, or the validity or enforceability of, the Transaction Agreements.

                           (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by the Trust Depositor for the Trust Depositor's consummation of the transactions contemplated by the Transaction Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Securities.

                           (11) The Trust Depositor is not a party to any agreements or instruments evidencing or governing indebtedness for money borrowed or by which the Trust Depositor or its property is bound (other than the Transaction Agreements). Neither the Originator's transfer and assignment of the Contract Assets to the Trust Depositor, the Trust Depositor's concurrent transfer and assignment of the Trust Assets to the Trust, nor the concurrent transfer and assignment of the Collateral by the Trust to the Indenture Trustee nor the issuance and sale of the Certificates and the Notes, nor the execution and delivery of the Transaction Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which the Trust Depositor is a party or by which it is otherwise bound.

                           (12) In connection with the transfer of Contracts and related collateral contemplated in the Agreement, (a) the Trust Depositor has not made such transfer with actual intent to hinder, delay or defraud any creditor of the Trust Depositor, and (b) the Trust Depositor has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date thereof insolvent (nor will become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

                           (13) Each of the agreements and conditions of the Trust Depositor to be performed on or before the Closing Date pursuant to the Transaction Agreements have been performed in all material respects.

                                     * * * *

                  In Witness Whereof, I have affixed my signature hereto this day of February, 2000.

                                            By: ________________________________
                                                Printed Name: __________________
                                                Title: _________________________

                                    EXHIBIT C

              [FORM OF CLOSING CERTIFICATE OF SERVICER/ORIGINATOR]

                           ORIX CREDIT ALLIANCE, INC.

                              OFFICER'S CERTIFICATE

                  The undersigned certifies that he/she is           of ORIX
Credit Alliance, Inc. ("OCAI"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of OCAI, as Servicer, in connection with the Transfer and Servicing Agreement (the "Agreement") dated as
of          , 2000 (the "Effective Date") by and among OCAI, as Servicer and
Originator, ORIX Credit Alliance Receivables Corporation III ("OCARC"), Harris Trust and Savings Bank as Indenture Trustee, and ORIX Credit Alliance Receivables Trust 2000-A ("Trust"), and as the Originator (all capitalized terms used herein without definition having the respective meanings set forth in the Agreement), and further certifies as follows (it being understood that these certifications are being relied upon by, among others, Sullivan & Cromwell in connection with its delivery of a legal opinion (the "Opinion") required in connection with the subject transactions addressing, among other things, enforceability and UCC perfection issues, and by the Underwriters in connection with their undertakings in connection with the subject transactions):

                           (1) Attached hereto as Exhibit I is a true and correct copy of the Certificate of Incorporation of OCAI, together with all amendments thereto as in effect on the date hereof.

                           (2) There has been no other amendment or other document filed affecting the Certificate of Incorporation of OCAI since
                    , 199 , and no such amendment has been authorized by the Board of Directors or shareholders of OCAI.

                           (3) Attached hereto as Exhibit II is a Certificate of
         the Secretary of State of the State of New York dated             ,
         2000 stating that OCAI is duly incorporated under the laws of the State of New York and is in good standing.

                           (4) Attached hereto as Exhibit III is a true and correct copy of the Bylaws of OCAI which were in full force and effect
         on              , 2000 and at all times subsequent thereto.

                           (5) Attached hereto as Exhibit IV is a true and correct copy of resolutions adopted pursuant to a unanimous written consent of the Executive Committee of the Board of Directors of OCAI and relating to the authorization, execution, delivery and performance of (among other things) the Agreement; the Underwriting Agreements (as defined in the Agreement); and the Administration Agreement dated as of the Effective Date among OCAI, OCARC, the Trust and Harris Trust and Savings Bank as Indenture Trustee (the "Indenture Trustee") (the "Administration Agreement"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

                           (6) No event with respect to OCAI has occurred and is continuing which would constitute an Event of Default or Servicer Default or an event that, with notice or the passage of time, would constitute an Event of Default or Servicer Default as defined in the Transfer and Servicing Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of OCAI, whether or not arising in the ordinary course of business, since the respective dates as of which information is given in the Prospectus and except as set forth therein.

                           (7) All federal, state and local taxes of OCAI due and owing as of the date hereof have been paid.

                           (8) All representations and warranties of OCAI contained in the Agreement, the Underwriting Agreements and the Administration Agreement (collectively, the "Transaction Agreements") or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

                           (9) There is no action, investigation or proceeding pending or, to my knowledge, threatened against OCAI before any court, administrative agency or other tribunal (a) asserting the invalidity of any Transaction Agreement to which OCAI is a party; or (b) which is likely materially and adversely to affect OCAI's performance of its obligations under, or the validity or enforceability of, the Transaction Agreements.

                           (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by OCAI for OCAI's consummation of the transactions contemplated by the Transaction Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Notes or Certificates.

                           (11) Neither OCAI's transfer and assignment of the Contract Assets to OCARC, OCARC's concurrent transfer and assignment of the Trust Assets to the Trust, nor the concurrent transfer and assignment by the Trust of the Collateral to the Indenture Trustee, nor the issuance and sale of the Notes or Certificates or the entering into of the Transaction Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which OCAI is a party or by which it is otherwise bound.

                           (12) In connection with the transfers of Contracts and related assets contemplated in the Agreement, (a) OCAI has not made such transfer with actual intent to hinder, delay or defraud any creditor of OCAI, and (b) OCAI has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date hereof insolvent (nor will OCAI become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

                           (13) Each of the agreements and conditions of OCAI to be per formed or satisfied on or before the Closing Date under the Transaction Agreements has been performed or satisfied in all material respects.

                           (14) OCAI has not executed for filing any UCC financing statements listing the Contract Assets as collateral other than financing statements relating to the transactions contemplated in the Agreement.

                                   * * * * * *

                  IN WITNESS WHEREOF, I have affixed my signature hereto this day of February, 2000.

                                            By: ________________________________
                                                Printed Name: __________________
                                                Title: _________________________

                                    EXHIBIT D

                 FORM OF OPINION OF COUNSEL FOR TRUST DEPOSITOR
                       REGARDING GENERAL CORPORATE MATTERS
                         (INCLUDING PERFECTION OPINION)

                                    EXHIBIT E

                      FORM OF OPINION OF COUNSEL FOR TRUST
                   DEPOSITOR REGARDING THE "TRUE SALE" NATURE
               OF THE TRANSACTION AND REGARDING NON-CONSOLIDATION

                                    EXHIBIT F

               FORM OF CERTIFICATE REGARDING REPURCHASED CONTRACTS

                           ORIX CREDIT ALLIANCE, INC.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

                  The undersigned certifies that he/she is a              of
ORIX Credit Alliance, Inc., a New York corporation (the "Servicer"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 11.02 of the Transfer and Servicing
Agreement (the "Agreement") dated as of             , 2000 by and among ORIX
Credit Alliance Receivables Corporation III, as Trust Depositor, the Servicer, ORIX Credit Alliance, Inc. as Originator, Harris Trust and Savings Bank, as Indenture Trustee, and ORIX Credit Alliance Receivables Trust 2000-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

         1. The Contracts on the attached schedule are to be repurchased by the Originator on the date hereof, or substituted for by the Originator, pursuant to and in accordance with Section
                  11.01 of the Agreement.

         2. Upon deposit of the Transfer Deposit Amount for such Contracts (or the effective conveyance of one or more Substitute Contracts therefor), such Contracts may, pursuant to Section
                  11.02 of the Agreement, be assigned by the Owner Trustee to the Originator.

                  IN WITNESS WHEREOF, I have affixed hereunto my signature this
       day of      , .


                                            ORIX CREDIT ALLIANCE, INC.


                                            By:
                                                 ------------------------------
                                                 Printed Name:
                                                              -----------------
                                                 Title:
                                                       ------------------------

                                    EXHIBIT G

                                LIST OF CONTRACTS

                                    EXHIBIT H

         [FORM OF MONTHLY REPORT TO NOTEHOLDERS AND CERTIFICATEHOLDERS]

                                    EXHIBIT I

                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

                  SUBSEQUENT TRANSFER AGREEMENT (the "Agreement"), dated as of
[   ], by and among ORIX Credit Alliance Receivables Trust 2000-A (the "Trust"),
ORIX Credit Alliance Receivables Corporation III, a Delaware corporation (the "Trust Depositor"), Harris Trust and Savings Bank, as Indenture Trustee (the "Indenture Trustee") and ORIX Credit Alliance, Inc., a Delaware corporation, as Servicer and as Originator, pursuant to the Transfer and Servicing Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, the Trust, the Trust Depositor, the Servicer, the Originator and the Indenture Trustee, are parties to the Transfer and Servicing
Agreement, dated as of      , 2000 (the "Transfer and Servicing Agreement");

                  WHEREAS, pursuant to the Transfer and Servicing Agreement, the Trust Depositor wishes to sell the Substitute Contracts to the Trust, and the Trust wishes to purchase the same, for the consideration described in the Transfer and Servicing Agreement; and

                  WHEREAS, the Servicer has timely delivered an Addition Notice related to such conveyance as required in by Section 2.04(b) of the Transfer and Servicing Agreement;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement unless otherwise defined herein.

                           "Subsequent Cutoff Date" shall mean, with respect to
                  the Substitute Contracts transferred hereby,     .

                           "Substitute Contracts" shall mean, for purposes of
                  this Agreement, the Substitute Contracts listed in the Subsequent List of Contracts attached hereto as Exhibit A.

                           "Subsequent Transfer Date" shall mean, with respect
                  to the Substitute Contracts transferred hereby,       .

                  SECTION 2. SUBSEQUENT LIST OF CONTRACTS. The Subsequent List of Contracts attached hereto as Exhibit A is an amendment to the initial List of Contracts attached as Exhibit G to the Transfer and Servicing Agreement, as contemplated in the definition of List of Contracts set forth therein. The Subsequent List of Contracts separately identifies the Substitute Contracts to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and also further separately identifies the related Contract or Contracts with respect to which a Substitution Event has occurred and which Contracts are being deleted from the List of Contracts by virtue of the delivery of the Subsequent List of Contracts.

                  SECTION 3. TRANSFER OF SUBSTITUTE CONTRACTS. Subject to and upon the terms and conditions set forth in Section 2.04(b) of the Transfer and Servicing Agreement and this Agreement, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust all of the Trust Depositor's rights, title and interest in:

                           (i) the Substitute Contracts identified in the
                  related Addition Notice, and all monies received in payment of such Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Excluded Amounts;

                           (ii) the Equipment related to such Contracts,
                  including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

                           (iii) the Contract Files;

                           (iv) all payments made or to be made in the future
                  with respect to such Contracts or the Obligor thereunder under any Vendor Assignments with the Originator;

                           (v) all Insurance Proceeds with respect to each such
                  Contract;

                           (vi) all rights (but not the obligations) of the
                  Trust Depositor under the Transfer and Servicing Agreement related to such Contracts (to the extent not already conveyed under Section 2.01(b) of the Transfer and Servicing Agreement), as well as all rights, but not the obligations, of the Trust Depositor under the Subsequent Purchase Agreement related to such Contracts; and

                           (vii) all income from and proceeds of the foregoing.

It is the intention of the Trust Depositor and Owner Trustee that the transfer contemplated by this Agreement shall constitute an absolute assignment and sale of the Substitute Contracts from the Trust Depositor to the Trust, conveying good title thereto free and clear of any Liens.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE TRUST DEPOSITOR. (a) The Trust Depositor hereby represents and warrants to the Trust that the representations and warranties of the Trust Depositor set forth in
Section 3.06 of the Transfer and Servicing Agreement are true and correct as of the Subsequent Transfer Date.

                  (b) The Trust Depositor hereby repeats and remakes with respect to the Substitute Contracts as of the Subsequent Transfer Date the representations and warranties set forth in Section 3.01 of the Transfer and Servicing Agreement and deemed to be made with respect to the Substitute Contracts thereunder.

                  (c) The Trust Depositor hereby represents and warrants that
(a) the Pool Balance of the Substitute Contracts listed on the Subsequent List of Contracts and conveyed to the Trust Depositor pursuant to this Agreement is
$         as of the Subsequent Cutoff Date, and (b) the conditions set forth in
Section 2.04(b) of the Transfer and Servicing Agreement have been satisfied as of the Subsequent Transfer Date.

                  SECTION 5. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Transfer and Servicing Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

                  SECTION 6. COUNTERPARTS. This Agreement may be executed by facsimile signatures and in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

                  SECTION 7. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 8. AUTHORIZATION OF TRUSTEE. By its execution hereof, the Trust Depositor hereby authorizes and directs the Owner Trustee to execute and deliver this Agreement on behalf of the Trust.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                    ORIX CREDIT ALLIANCE RECEIVABLES
                                    CORPORATION III

                                    By:  _____________________________________
                                         Printed Name: _______________________
                                         Title: ______________________________

                                    ORIX CREDIT ALLIANCE, INC., as Servicer and as Originator

                                    By:  _____________________________________
                                         Printed Name: _______________________
                                         Title: ______________________________

                                    ORIX CREDIT ALLIANCE RECEIVABLES TRUST
                                    2000-A

                                    By:   THE BANK OF NEW YORK (DELAWARE), not
                                          in its individual capacity but solely
                                          as Owner Trustee on behalf of the
                                          Trust

                                          By: ________________________________
                                              Printed Name: __________________
                                              Title: _________________________


                                    HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely as Indenture Trustee

                                    By: ______________________________________
                                        Printed Name: ________________________
                                        Title: _______________________________

                                    EXHIBIT J

                     [FORM OF SUBSEQUENT PURCHASE AGREEMENT]

                  SUBSEQUENT PURCHASE AGREEMENT (the "Agreement"), dated as of
[         ], [         ], by and among ORIX Credit Alliance Receivables
Corporation III, a Delaware corporation (the "Trust Depositor"), and ORIX Credit Alliance, Inc., a Delaware corporation ("OCAI" or the "Originator"), pursuant to the Transfer and Servicing Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, the Trust Depositor and the Originator are parties to
the Transfer and Servicing Agreement, dated as of     , 2000 (the "Transfer and
Servicing Agreement");

                  WHEREAS, pursuant to the Transfer and Servicing Agreement, the Originator wishes to sell the Substitute Contracts to the Trust Depositor, and the Trust Depositor wishes to purchase the same, for the purchase price set forth in Section 3 below; and

                  WHEREAS, the Originator has timely delivered an Addition Notice related to such conveyance as required in the Transfer and Servicing Agreement).

                  NOW, THEREFORE, the Originator and the Trust Depositor, hereby agree as follows:

                  SECTION 1. DEFINED TERMS. Capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement unless otherwise defined herein.

                           "Subsequent Cutoff Date" shall mean, with respect to
                  the Substitute Contracts transferred hereby,       .

                           "Substitute Contracts" shall mean, for purposes of
                  this Agreement, the Substitute Contracts listed in the Subsequent List of Contracts attached hereto as Exhibit A.

                           "Subsequent Transfer Date" shall mean, with respect
                  to the Substitute Contracts transferred hereby,     .

                  SECTION 2. SUBSEQUENT LIST OF CONTRACTS. The Subsequent List of Contracts attached hereto as Exhibit A is an amendment to the initial List of Contracts attached as Exhibit G to the Transfer and Servicing Agreement, as contemplated in the definition of List of Contracts set forth therein. The Subsequent List of Contracts separately identifies (by attached schedule, or marking or other effective identifying designation) the Substitute Contracts to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and also further separately identifies (by attached schedule, or marking or other effective identifying designation) the related Contract or Contracts with respect to which a Substitution Event has occurred and which Contracts are being deleted from the List of Contracts by virtue of the delivery of the Subsequent List of Contracts.

                  SECTION 3. TRANSFER OF SUBSTITUTE CONTRACTS. Subject to and upon the terms and conditions set forth in Section 2.04 of the Transfer and Servicing Agreement and this Agreement, the Originator hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust Depositor, in
consideration of the Trust Depositor's (x) payment of $         as the purchase
price therefor, representing the prepayment proceeds received with respect to the related Substitution Event (if applicable) or (y) release and redelivery to the Originator of the related Contract Assets with respect to which a Substitution Event has occurred (if applicable), all of the Originator's rights, title and interests in:

                           (i) the Substitute Contracts identified in the
                  related Addition Notice, and all monies received in payment of such Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Excluded Amounts;

                           (ii) the Equipment related to such Contracts,
                  including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

                           (iii) the Contract Files;

                           (iv) all payments made or to be made in the future
                  with respect to such Contracts or the Obligor thereunder under any Vendor Assignments with the Originator;

                           (v) all Insurance Proceeds with respect to each such
                  Contract; and

                           (vi) all income from and proceeds of the foregoing.

                  It is the intention of the Originator and the Trust Depositor that the transfer contemplated by this Agreement shall constitute a sale of the Substitute Contracts from the Originator to the Trust Depositor, conveying good title thereto free and clear of any Liens, and that the Substitute Contracts shall not be part of the Originator's estate in the event of the filing of a bankruptcy petition by or against the Originator under any bankruptcy or similar law.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR.
(a) The Originator hereby represents and warrants to the Trust Depositor that the representations and warranties of the Originator in Section 3.01 of the Transfer and Servicing Agreement are true and correct as of the Subsequent Transfer Date.

                  (b) The Originator hereby repeats and remakes with respect to the Substitute Contracts as of the Subsequent Transfer Date, the representations and warranties set forth in the Transfer and Servicing Agreement and deemed to be made with respect to such Substitute Contracts thereunder.

                  (c) The Originator hereby represents and warrants that (i) the Pool Balance of the Substitute Contracts listed on the Subsequent List of Contracts and conveyed to the Trust Depositor pursuant to this Agreement is
$            as of the Subsequent Cutoff Date, and (ii) the conditions set forth in Section 2.04(b) of the Transfer and Servicing Agreement have been satisfied as of the Subsequent Transfer Date.

                  SECTION 5. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Transfer and Servicing Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

                  SECTION 6. COUNTERPARTS. This Agreement may be executed by facsimile signatures and in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

                  SECTION 7. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                     [remainder of page intentionally blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                    ORIX CREDIT ALLIANCE RECEIVABLES
                                    CORPORATION III


                                    By:  _____________________________________
                                         Printed Name: _______________________
                                         Title: ______________________________

                                    ORIX CREDIT ALLIANCE, INC.


                                    By:  _____________________________________
                                         Printed Name: _______________________
                                         Title: ______________________________